SECURITY FUNDS

SEMIANNUAL REPORT

MARCH 31, 1997

*  Security Growth and Income Fund
*  Security Equity Fund
   -  Equity Series
   -  Global Series
   -  Asset Allocation Series
   -  Social Awareness Series
* Security Ultra Fund


[SDI LOGO]
Security Distributors, Inc.
A Member of The Security Benefit
Group of Companies

PRESIDENT'S COMMENTARY

SECURITY FUNDS
--------------------------------------------------------------------------------
MAY 15, 1997


[PHOTO OF JOHN CLELAND]
JOHN CLELAND, PRESIDENT



To Our Shareholders:

We have experienced quite a roller coaster ride in the first quarter of 1997, following a very strong fourth quarter in 1996. This year began on an equally optimistic note, only to have a dose of reality injected into investors' consciousness in the form of fears of an interest rate increase by the Federal Reserve. These fears, followed by the actual occurrence of that event, reversed in one month most of the gains in the market as measured by the large-cap averages. The damage was much worse in the small-cap and mid-cap markets, with many stocks losing 20% to 30% over the space of the first quarter.

THE FOUNDATION FOR INVESTORS' CONCERNS

At the heart of investors' worries lies the great debate about the outlook for economic growth over the remainder of 1997. The Federal Reserve remains concerned that growth is likely to be strong enough to put upward pressure on inflation. If the Gross Domestic Product (GDP) increases in excess of 3%, the Fed will likely increase interest rates one or two more times. If, on the other hand, economic growth slows, primarily as a result of a heavy consumer debt load, the Fed's work should be over.

The conundrum, of course, lies in what a slower rate of economic growth can produce in the way of corporate earnings gains. If earnings growth slows dramatically, this would adversely affect equity markets which are currently selling at what many consider to be high valuation levels.

A LOOK AT THE MONTHS AHEAD

Our view is that the actual outcome will see a mix of the above-described events. We believe the economy will continue its strength, although at growth rates significantly less than those experienced in the first quarter. This growth will remain strong enough to cause the Fed to raise short-term interest rates one or two more times. However, earnings gains led by continued productivity improvement should be enough to cushion the market to some extent.

The ultimate outcome is likely to be a continued period of volatility for the equity markets for at least one more quarter. We don't believe that the great bull market is over by any means, and we expect 1997 to close with the markets, as measured by the major indices, to reach new high ground. The gains will, however, be more modest than those of the last two years. Investors'
expectations should be more in line with the historic averages as we move through the last years of the twentieth century.

As always, we are pleased that you have chosen us to manage your investments. We invite your questions or comments at any time.

Sincerely,

JOHN CLELAND

John Cleland,
President

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                                       1

MANAGER'S COMMENTARY


SECURITY GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
MAY 15, 1997


  [PHOTO OF CHUCK LAUBER, TERRY MILBERGER, TOM SWANK, JIM SCHIER JOHN CLELAND]
                  The Security Management Growth-Income Team:
                (L-R) Chuck Lauber, Terry Milberger, Tom Swank,
                      Jim Schier and (seated) John Cleland



To Our Shareholders:

During the six months ended March 31, 1997, we have experienced wide price swings in both the stock markets and the bond markets. At the beginning of the period, interest rates on long government bonds stood at about 6.90%. By the end of November they had declined to 6.35%, sparking a rally in stocks that lasted until mid-February before investor sentiment changed. As signs of stronger-than-expected growth emerged and raised fears once again of potential inflation, interest rates rose and stock prices declined. During this period Security Growth and Income Fund returned +2.89%, underperforming its Lipper peer group average of +8.54%.*

AREAS OF STRENGTH IN A VOLATILE MARKET

The value orientation of many stocks in the portfolio has contributed positively to performance in a volatile market atmosphere. One such company, U.S. Industries, Inc., increased nearly 35% over the six-month period as it reaped the benefits of its recent restructuring moves. Another, security systems service company ADT, Ltd., climbed over 30% as it was viewed as a potential buyout candidate in the mergers and acquisitions arena. Insurance company Allstate Corporation rose over 20% as it progressed through its restructuring process.

High quality growth issues also added to total return. In the last six months, for example, Microsoft has gained nearly 40%. In late 1996, as investors became concerned about economic weakness, they favored this type of stock because of consistent earnings growth records.

PERFORMANCE IN THE BOND SECTOR

In the first two months of the fiscal year the high yield bond portion of the portfolio underperformed primarily because of two holdings. The first of these, Marvel Holdings, declined substantially in value after the company announced poor earnings and liquidity problems. The second, Home Holdings, also lost considerable value after the company became involved in litigation surrounding the lease on its New York headquarters. Both issues have now been sold out of the portfolio.

On the bright side, bonds of Heritage Media Corporation increased in value after News Corporation announced an agreement to buy the company. Because of News Corporation's investment-grade ratings, Heritage Media bonds were placed on rating agencies' watch lists for a

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                                       2

SECURITY GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
MAY 15, 1997

PERFORMANCE

possible upgrade. The bond portion of the portfolio is now approximately 60% invested in issues rated BB with the remaining 40% in single-B bonds.

LOOKING TO THE NEXT SIX MONTHS

Because the Federal Reserve Open Market Committee remains vigilant in its inflation-fighting efforts, we expect interest rates to moderate as we move through the next six months. Stocks at the present time are very sensitive to interest rates, so a rate decline will benefit the stock market as well as bond prices. Although we don't expect to see the strong returns of the past two years again in 1997, we do think that gains more in line with annual averages are in order.

Terry Milberger & Tom Swank
Portfolio Managers


                                TOP 5 HOLDINGS**

                                                      % of
                                                   net assets
                                                   ----------
          Intel Corporation                           3.7%
          Computer Sciences Corporation               3.0%
          Elan Corporation PLC ADR                    2.2%
          U.S. Industries, Inc.                       1.9%
          Leggett & Platt, Inc.                       1.7%
          **At March 31, 1997



                             AVERAGE ANNUAL RETURNS
                              AS OF MARCH 31, 1997

                                       1 year   5 years  10 years

          A Shares                     11.43%   10.11%   8.21%

          A Shares with sales charge    5.08%    8.81%   7.56%

          B Shares                     10.28%    8.73%     N/A
                                              (10-19-93)
                                            since inception
          B Shares with CDSC            5.28%    8.01%     N/A
                                              (10-19-93)
                                            since inception


The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

*Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

--------------------------------------------------------------------------------
                                       3

MANAGER'S COMMENTARY


SECURITY EQUITY FUND-EQUITY SERIES
--------------------------------------------------------------------------------
MAY 15, 1997



To Our Shareholders:

The stock market has been extremely volatile for the six months ended March 31, 1997. The Standard & Poor's 500 Stock Index began the period at just over 687 and rose unevenly until it peaked at 816 in mid-February. During this period people felt the economy was moderating, and that inflation would be no problem. Then signs of strength began to appear, and the index declined, to close on March 31, 1997 at about 757. As the specter of inflation once again cast its shadow on the bond markets, interest rates moved up over 7%. Stocks, which were sensitive to interest rates during this period, weakened. We have in this very short time period experienced both a bull and a bear market. Security Equity Fund--Equity Series returned +5.34% over the time period, comparing favorably with its Lipper peer group average of +3.86%.*

WEAK SECTORS OF THE MARKET

Computer services stocks, comprising about 6% of the portfolio, were a weak-performing sector during the period. As computer service companies became more price competitive one of our holdings, Electronic Data Systems, failed to attract as much new business as analysts had expected. Its stock price declined steadily as its profit margins narrowed. This price competition weighed down the entire sector. As one company became more aggressive, others had to follow in order to maintain market share. We have recently reduced our exposure in the computer service sector to about 2%.

             [PHOTO OF JOHN CLELAND, TERRY MILBERGER, CHUCK LAUBER]
                     The Security Management Large Cap Team
                  John Cleland, Terry Milberger, Chuck Lauber

A second underperforming sector was aerospace and defense. With federal budget-balancing efforts continuing, investors became concerned about reductions in defense spending. This sector performed well in 1996, but has been in a downtrend since then. At the beginning of the year we owned such companies as Lockheed, Martin Marietta, McDonnell Douglas Corporation, and Boeing Company. We have since reduced our exposure in this sector and now of this group only own McDonnell Douglas, which is being acquired by Boeing.

AREAS OF BETTER PERFORMANCE

Our continued focus on high quality growth names such as Microsoft Corporation, Gillette Company, Colgate-Palmolive Company, and Procter & Gamble Company has helped stabilize the portfolio over the six-month period. In the last

--------------------------------------------------------------------------------
                                       4

SECURITY EQUITY FUND-EQUITY SERIES
--------------------------------------------------------------------------------
MAY 15, 1997

PERFORMANCE


six months, for example, Microsoft has gained nearly 40% while the other three have increased around 20% apiece. In late 1996 as investors became concerned about economic weakness, they moved to these high quality companies because of their consistent earnings growth records.

We have added to our banking and finance sector which has outperformed other market areas so far in 1997. We now own such banks as Bank of New York Company, Inc., Northern Trust Corporation and Chase Manhattan Corporation, and Allstate Corporation, General Re Corporation and Chubb Corporation among other insurance companies.

PLANS FOR THE REST OF THE YEAR

We believe that our unique blend of growth issues and selected value stocks will help lower the fund's volatility while increasing the potential for strong returns. Because of steps taken by the Federal Reserve Open Market Committee to raise interest rates, we expect the economy to moderate later in the year. In the coming months we plan to continue our strategy of seeking out companies with above-average earnings growth.

Terry Milberger
Portfolio Manager


                                TOP 5 HOLDINGS**

                                                          % of
                                                       net assets
                                                       ----------
               U.S. Industries, Inc.                     1.8%
               Microsoft Corporation                     1.8%
               AlliedSignal, Inc.                        1.7%
               Bristol-Myers Squibb Company              1.6%
               Allstate Corporation                      1.6%

               **At March 31, 1997



                             AVERAGE ANNUAL RETURNS
                              As of March 31, 1997

                                            1 year     5 years    10 years
                                            ------     -------    --------
               A Shares                     14.28%      15.88%     14.00%
               A Shares with sales charge    7.77%      14.51%     13.33%
               B Shares                     13.35%      15.46%       N/A
                                                      (10-19-93)
                                                   (since inception)
               B Shares with CDSC            8.35%      14.84%       N/A
                                                      (10-19-93)
                                                   (since inception)


The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

* Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

--------------------------------------------------------------------------------
                                       5

MANAGER'S COMMENTARY


SECURITY EQUITY FUND-GLOBAL SERIES
--------------------------------------------------------------------------------
MAY 15, 1997

[LEXINGTON LOGO]
SUBADVISOR - LEXINGTON MANAGEMENT CORPORATION


To Our Shareholders:

The Global Series of Security Equity Fund returned 5.5% in the first half of the fiscal year, comparing favorably with the average global fund return of 5.2% as reported by Lipper Analytical Services, Inc.* The benchmark Morgan Stanley Capital International World Index lagged the average global fund with a return of 4.1%.

BEHAVIOR OF WORLD MARKETS

World markets advanced strongly in the six months ended March 31, 1997. Especially impressive were European markets, fueled by restructuring and the dollar rising 10% versus the German mark. Germany's stock market rose 17.1% in dollar terms (up 28.1% in local currency), while France rose 15.0%. Increased confidence in the European Monetary Union becoming reality, combined with bond market rallies in non-core countries, sparked a buying spree in Spain and Sweden, with equity market increases of 21.6% and 19.8% respectively in dollar terms.

Far East markets performed well in the first three months of the period, and then corrected somewhat, underperforming Europe by a substantial margin over the fiscal first half. Hong Kong rose 2.3%, Malaysia was up 7.5%, and Singapore declined 4.8%. The Series' overweighting in Asia hurt performance as Asian markets reacted in sympathy with rising U.S. bond yields. The portfolio benefited from continued underweighting of Japan, which declined 21.9% in the Morgan Stanley Capital International Index. The prospect of a faltering economic recovery after a large tax increase in Japan weighed heavily on those markets.

     [PHOTO OF RICHARD SALER]                      [PHOTO OF ALAN WAPNICK]
         RICHARD SALER                                   ALAN WAPNICK
       PORTFOLIO MANAGER                               PORTFOLIO MANAGER

Exposure to emerging markets boosted returns in the first half. Latin America advanced strongly, with Brazil rising 31.4%, Argentina 21.2% and Mexico 10.1%. Greece gained 25.5%. Eastern Europe also rose sharply, with the Russian market up 77.8% over the past six months.

THE OUTLOOK FOR GLOBAL MARKETS

The global economic outlook continues mixed, with strengthening signs in core European countries. Should U.S. economic strengthening continue, the Federal Reserve's offsetting interest rate increases would significantly pressure U.S. equities. The portfolio continues to be underweighted versus the benchmark index in U.S. stocks as well as in Japanese equities.

European prospects are more favorable. Government spending is restrained as countries strive to meet Maastricht criteria for entrance into the European Monetary Union (EMU) while unemployment is high, so growth remains slow.

--------------------------------------------------------------------------------
                                       6

MANAGER'S COMMENTARY


SECURITY EQUITY FUND-EQUITY SERIES
--------------------------------------------------------------------------------
MAY 15, 1997

PERFORMANCE


The past three months have seen a slight weakening of confidence in EMU, but it is increasingly certain that EMU will be pushed forward. The weaker German mark versus the dollar is helping spur export orders and industrial production in that country. GDP growth in core European countries should be near 3% this year. Restructuring is ongoing, with increasing numbers of companies speaking about shareholder value enhancement.

In an environment of strengthening world growth and rising bond yields the chances for sharp declines in global markets are real. Our focus remains on quality European restructuring plays, where profit margins could expand for several years. In all countries the overriding emphasis is on finding quality corporate management teams, since we believe this to be a key factor contributing to outperformance.

Richard Saler and Alan Wapnick
Portfolio Managers


                    PORTFOLIO BREAKDOWN BY COUNTRY (TOP 5)**

                                                      % of
                                                   net assets
                                                   ----------
                         United States               16.7%
                         United Kingdom               9.8%
                         Japan                        8.1%
                         France                       5.5%
                         Switzerland                  5.0%

                         **At March 31, 1997


                             AVERAGE ANNUAL RETURNS
                              As of March 31, 1997

                                            1 Year        Since Inception
                                            ------        ---------------
               A Shares                     12.67%             9.74%
                                                             (10-1-93)
               A Shares with sales charge    6.19%             7.90%
                                                             (10-1-93)
               B Shares                     11.56%             8.96%
                                                             (10-19-93)
               B Shares with CDSC            6.56%             8.25%
                                                             (10-19-93)


The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

*Performance figures are based on Class A shares and do not reflect deduction of the sales charge.


--------------------------------------------------------------------------------
                                       7

MANAGER'S COMMENTARY


SECURITY EQUITY FUND-ASSET ALLOCATION SERIES
--------------------------------------------------------------------------------
MAY 15, 1997


[TEMPLETON LOGO]

[MERIDIAN INVESTMENT MANAGEMENT LOGO]

[SMC LOGO]
SECURITY MANAGEMENT COMPANY, LLC
A Member of The Security Benefit
Group of Companies

MANAGED BY SECURITY MANAGEMENT COMPANY, LLC
RESEARCH PROVIDED BY MERIDIAN INVESTMENT MANAGEMENT CORPORATION AND TEMPLETON/FRANKLIN INVESTMENT SERVICES, INC. TEMPLETON/FRANKLIN'S RESEARCH IS DERIVED FROM RESEARCH PROVIDED BY A THIRD PARTY WHICH IS ANALYZED AND MONITORED BY TEMPLETON/FRANKLIN.


To Our Shareholders:

The Asset Allocation Series performed very well in the first half of the fiscal year, returning 5.86% compared with a Lipper peer group average of 5.69%.* In volatile market periods such as we have experienced over the past several months, the diversification in an asset allocation portfolio provides the opportunity to reduce risk while generating a favorable return.

PORTFOLIO PERFORMANCE IN THE FIRST HALF

The Asset  Allocation  Series may invest its assets in seven  asset  categories:
U.S. stocks, foreign stocks, U.S. bonds, foreign bonds, real estate (through Real Estate Investment Trusts), gold stocks and cash. Through the first three months of the fiscal year we invested in all of these categories except foreign bonds and gold stocks. During that period the U.S. stock market was strong and U.S. equities performed well. Foreign stocks, however, were hurt by the strength in the U.S. dollar. Although markets in countries such as Germany, Belgium, and Italy did well in terms of local currencies, the effect of currency conversion weakened their performance. U.S. bonds had a strong quarter in late 1996, but have since displayed weakness as inflation fears once again grip investors.

                             [PHOTO OF JANE TEDDER]
                                  JANE TEDDER
                               PORTFOLIO MANAGER

CHANGES IN ASSET ALLOCATION

Our outside provider of research, Meridian Investment Management Corporation, began suggesting moves into cash in late February. The first of their recommendations was to sell all of the real estate investment trust positions in the portfolio and to sell the remaining Hong Kong holdings, placing the proceeds in cash equivalents. Since that time the benchmark Wilshire Real Estate Securities Index has declined slightly and the Hang Seng Stock Index (the market index for Hong Kong stocks) has lost 5.8% in value.

In early March Meridian recommended a second movement into cash. They suggested selling one-half of our positions in the U.S. market sectors of Recreation and Leisure, Machinery, Electronics, Computers and Building Materials. At the same time they advised reducing the holdings of U.S. bonds from 21.75% of the total portfolio to 15%. These moves, too, were timely in view of both markets' recent declines.

PLANS FOR THE NEXT SIX MONTHS

The portfolio managers at Meridian have no near-term plans to recommend reducing the cash position from its current weighting of

--------------------------------------------------------------------------------
                                       8

SECURITY EQUITY FUND-ASSET ALLOCATION SERIES
--------------------------------------------------------------------------------
MAY 15, 1997

PERFORMANCE


approximately 30%. At some time in the future, though, they expect U.S. bonds to become more attractive on a relative value basis, particularly if the Federal Reserve considers it necessary to raise short-term interest rates at their coming Open Market Committee meetings. Gold stocks, as well, have cheapened considerably and could possibly become appealing in the not-too-distant future. For the present, though, a relatively large position in cash is serving shareholders well.

Jane Tedder
Portfolio Manager



                                  ASSET MIX**

                                                    % of
                                                  net assets
                                                  ----------
                    U.S. Equities                    24.1%
                    Foreign Stocks                   29.0%
                    Corporate Bonds                  12.1%
                    U.S. Government and Agencies      5.3%
                    Cash                             29.5%

                    **At March 31, 1997



                             AVERAGE ANNUAL RETURNS
                              AS OF MARCH 31, 1997

                                            1 Year          Since Inception
                                            ------          ---------------
            A Shares                         9.52%               11.83%
                                                                (6-1-95)
            A Shares with sales charge       3.22%                8.27%
                                                                (6-1-95)
            B Shares                         8.41%               10.73%
                                                                (6-1-95)
            B Shares with CDSC               3.41%                8.71%
                                                                (6-1-95)


The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. In addition, the investment manager is waiving a portion of the management fee for the Series. Performance figures would be lower if the maximum sales charge and advisory fee were deducted.

*Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

--------------------------------------------------------------------------------
                                       9

SECURITY EQUITY FUND-SOCIAL AWARENESS SERIES
--------------------------------------------------------------------------------
MAY 15, 1997


To Our Shareholders:

The Social Awareness Series began operations November 1, 1996. Throughout most of the period during which the Series has been in operation, small-cap and mid-cap stocks have underperformed their larger counterparts. Because a portion of our portfolio is invested in stocks of these smaller firms, the Series' performance has lagged, returning -4.40% for the period compared with the Lipper average return of a group of similarly managed funds of +3.40%.* This market weakness will, however, give us excellent opportunities to invest future cash that comes into the Fund.

SOCIAL SCREENS APPLIED IN THE SELECTION PROCESS

The Social Awareness Series uses both positive and negative screens to search for companies that might be appropriate investments. Selection of securities for the portfolio is an ongoing process of weighing the positive things companies do against potential negatives, and balancing these with fundamental analysis of the companies' financial positions. The positive screens include community support, strong employee relations, fair employee practices and family benefits, and strong environmental programs. The negative screens--corporate practices to avoid--include nuclear energy, weapons, environmental abuse, tobacco and alcohol, and gambling. These screens are applied after a company's financial performance and future earnings outlook have been carefully evaluated.

MARKET BEHAVIOR SINCE INCEPTION OF THE FUND

The price decline in smaller company stocks has been driven by two factors. First, investors are reluctant to take the risks associated with less liquid holdings when markets are volatile, and second, supply has exceeded demand as the Initial Public Offering (IPO) market continued strong through early 1997.

Stocks in the technology, health care, and business services sectors turned in poor performances in the past six months. Conversely, however, our holdings in the consumer staples sector such as Coca-Cola Company, Procter & Gamble Company, Colgate-Palmolive Company, and Walgreens Company did well, as did banks and insurances companies including our positions in American International Group, Inc. and Chubb Corporation.

PROXY VOTING SEASON IMPORTANT

As companies approach their annual meetings of shareholders, proxy voting becomes very important for socially conscious investors. Our policy is to vote proxies in accordance with our social screens, even if it requires a vote against management. Proxy voting gives us an excellent opportunity to communicate with management about our shareholders' beliefs.

Three primary issues are the focus for shareholders currently. They include the CERES (Coalition for Environmentally Responsible Economies)

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                                       10

SECURITY EQUITY FUND-SOCIAL AWARENESS SERIES
--------------------------------------------------------------------------------
MAY 15, 1997

PERFORMANCE


principles, tobacco, and workplace diversity. The most prominent of these is tobacco, both its selling and its use. The American Medical Association is calling on doctors to dispose of their holdings in mutual funds that own tobacco stocks. We actively seek out companies such as Dayton Hudson Corporation, the parent of Target Stores, the stores which recently made the difficult decision to discontinue sales of tobacco products.

LOOKING AHEAD TO THE NEXT SIX MONTHS

As we move forward, we expect economic growth to moderate in light of the Federal Reserve's determination to keep inflation under control. This should allow interest rates to decline, which will give a boost to the stock market. Because small-cap and mid-cap issues have underperformed their larger counterparts over the past several months, we believe that they have a good opportunity to outperform in the months to come. We will continue our search for financially sound companies which operate in a manner consistent with our social screens.

Cindy Shields
Portfolio Manager


                                TOP 5 HOLDINGS**

                                                        % of
                                                      net assets
                                                      ----------
                    Coca-Cola Company                    2.5%
                    Intel Corporation                    2.5%
                    Procter & Gamble Company             2.4%
                    Guidant Corporation                  2.4%
                    Merck & Company                      2.3%

                    **At March 31, 1997


                             AVERAGE ANNUAL RETURNS
                              AS OF MARCH 31, 1997

                                                     Since Inception
                                                     ---------------
                  A Shares                               -4.40%
                                                        (11-1-96)
                  A Shares with sales charge             -9.92%
                                                        (11-1-96)
                  B Shares                               -4.73%
                                                        (11-1-96)
                  B Shares with CDSC                     -9.50%
                                                        (11-1-96)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. In addition, the investment manager is waiving all of the management fees for the Series. Performance figures would be lower if the maximum sales charge and advisory fee were deducted.

*Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

--------------------------------------------------------------------------------
                                       11

MANAGER'S COMMENTARY


SECURITY ULTRA FUND
--------------------------------------------------------------------------------
MAY 15, 1997


To Our Shareholders:

The correction in the small-cap and mid-cap stocks which began last June has continued through the first quarter of 1997. This price decline has been driven by two primary factors. First, investors have been reluctant in a period of volatile market prices to take the risks inherent in less liquid stocks. Second, the supply of small-cap and mid-cap stocks has exceeded the demand as the Initial Public Offering (IPO) market continued strong through early 1997. Security Ultra Fund, returned -8.40% for the six-month period ended March 31, 1997, compared with its Lipper peer group average of -0.76%.*

IS THE WORST BEHIND US?

We believe that the greatest part of the market decline is now behind us. The Federal Reserve Open Market Committee is remaining vigilant in its fight to keep inflation under control, and first quarter earnings estimates are looking favorable. The second half of the year could be attractive for small and midsized company stocks for several reasons.

Relative valuations of stocks in these sectors are approaching historical trough levels, making the stocks very attractively priced. Portfolio managers have been raising cash in recent months, with some managers now holding over 10% of their assets in cash equivalents. The IPO and secondary offering calendars have slowed because of the volatile markets. Also, as the dollar continues to strengthen, multinational companies become less attractive because of their foreign earnings exposure, making smaller companies more favorable investments.


     [PHOTO OF LARRY VALENCIA, FRANK WHITSELL, CINDY SHIELDS, JOHN CLELAND]
                     THE SECURITY MANAGEMENT SMALL CAP TEAM
          LARRY VALENCIA, FRANK WHITSELL, CINDY SHIELDS, JOHN CLELAND


PORTFOLIO HOLDINGS DURING THE PERIOD

Many stocks in emerging growth areas such as technology, health care, and business services experienced double-digit declines over the past six months as investors shied away from these types of issues. Although the fundamentals of these companies remained strong, investors' concerns about lack of liquidity overrode their inclination to buy.

Some bright spots remained in the technology sector. An overweighting in the portfolio in semiconductors and personal computers helped performance. Semiconductor equipment companies Altera Corporation and Novellus Systems, Inc., returned 18.2% and 27.2% respectively in the first quarter of 1997, and personal computer manufacturer Dell Computer Corporation increased 27.3% in the same period.

--------------------------------------------------------------------------------
                                       12

SECURITY ULTRA FUND
--------------------------------------------------------------------------------
MAY 15, 1997

PERFORMANCE


LOOKING AHEAD

Because of the correction that has taken place over the past six months, stocks in the small-cap and mid-cap sectors of the market appear undervalued. We believe that there are many good buying opportunities awaiting us. Our equity analysts continue searching for solid growing companies in order to build strong performance potential for the coming months.

Cindy Shields
Portfolio Manager


                                TOP 5 HOLDINGS**

                                                      % of
                                                   net assets
                                                   ----------
               Coca-Cola Enterprises, Inc.            2.4%
               Franklin Resources, Inc.               2.1%
               Cardinal Health, Inc.                  1.9%
               Dura Pharmaceuticals, Inc.             1.9%
               State Street Boston Corporation        1.8%

               **At March 31, 1997


                             AVERAGE ANNUAL RETURNS
                              AS OF MARCH 31, 1997

                                            1 year     5 years    10 years
                                            ------     -------    --------
               A Shares                      1.57%       6.46%      4.38%
               A Shares with sales charge   -4.22%       5.21%      3.75%
               B Shares                      0.63%       5.17%       N/A
                                                      (10-19-93)
                                                  (since inception)
               B Shares with CDSC           -4.37%       4.39%       N/A
                                                      (10-19-93)
                                                  (since inception)


The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or contingent deferred sales charge of 5% for Class B shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

* Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

--------------------------------------------------------------------------------
                                       13

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
MARCH 31, 1997
(UNAUDITED)

-------------------------------
SECURITY GROWTH AND INCOME FUND
-------------------------------

                                                         PRINCIPAL
                                                         AMOUNT OR
                                                         NUMBER OF       MARKET
PREFERRED STOCKS                                           SHARES        VALUE
--------------------------------------------------------------------------------
BANKING & CREDIT - 1.6%
California Federal Bank ..............................     8,250       $932,250
Salomon Brothers, Inc. ...............................    10,000        257,500
                                                                     ----------
                                                                      1,189,750

COMMUNICATION - 0.7%
Cablevision Systems ..................................     5,594        501,343

ENTERTAINMENT - 0.8%
Time Warner ..........................................       551        596,199

PUBLISHING & PRINTING - 0.5%
K-III Communications .................................     4,000        396,000
                                                                     ----------
Total preferred stocks - 3.6% ........................                2,683,292

CORPORATE BONDS
---------------

AIR TRANSPORTATION - 0.7%
Atlas Air, Inc., 12.25% - 2002 .......................  $500,000        551,875

AUTOMOTIVE - 0.4%
Exide Corporation, 10.75% - 2002 .....................  $300,000        308,625

BANKING & CREDIT - 0.3%
BF Saul Reit, 11.625% - 2002 .........................  $250,000        269,063

BUILDING MATERIALS - 0.4%
Knoll, Inc., 10.875% - 2006 ..........................  $250,000        274,688

CHEMICALS - 0.4%
Envirodyne Industries, Inc., 12.00% - 2000 ...........  $250,000        269,063

COMMUNICATIONS - 3.2%
Allbritton Communications Company, 11.50% - 2004 .....  $125,000        118,437
Century Communications Corporation, 9.50% - 2005 .....  $500,000        496,250
CF Cable Television, Inc., 11.625% - 2005 ............  $250,000        285,625
Comcast Corporation, 9.125% - 2006 ...................  $500,000        507,500
Heritage Media Corporation, 8.75% - 2006 .............  $250,000        258,125
Rogers Cable System, 9.625% - 2002 ...................  $250,000        258,438
Rogers Communications, Inc., 9.125% - 2006 ...........  $250,000        246,875
Valassis Communications, Inc., 9.55% - 2003 ..........  $250,000        265,000
                                                                     ----------
                                                                      2,436,250

DIVERSIFIED - 0.8%
Jordan Industries, Inc., 10.375% - 2003 ..............  $250,000        247,188
Sequa Corporation, 9.375% - 2003 .....................  $350,000        354,375
                                                                     ----------
                                                                        601,563


                                                         PRINCIPAL       MARKET
CORPORATE BONDS (CONTINUED)                               AMOUNT         VALUE
--------------------------------------------------------------------------------
ELECTRIC & GAS COMPANIES - 0.8%
AES Corporation, 10.25% - 2006 .......................  $250,000      $ 272,500
California Energy, 9.50% - 2006 ......................   300,000        310,500
                                                                     ----------
                                                                        583,000

ENTERTAINMENT - 0.8%
Harrah's Entertainment, 10.875% - 2002 ...............   500,000        506,250
Stations Casino, 10.125% - 2006 ......................   125,000        120,312
                                                                     ----------
                                                                        626,562

FINANCE - 0.8%
Dollar Financial Group, Inc., 10.875% - 2006 .........   300,000        305,250
Homeside, 11.25% - 2003 ..............................   250,000        284,688
                                                                     ----------
                                                                        589,938

FOOD & BEVERAGE TRADE - 1.4%
Cott Corporation, 9.375% - 2005 ......................   500,000        507,500
Delta Beverage, 9.75% - 2003 .........................   250,000        260,000
TLC Beatrice, 11.50% - 2005 ..........................   250,000        267,500
                                                                     ----------
                                                                      1,035,000

HOSPITAL MANAGEMENT - 1.0%
Regency Health Services, Inc., 9.875% - 2002 .........   500,000        507,500
Tenet Healthcare, 10.125% - 2005 .....................   250,000        271,875
                                                                     ----------
                                                                        779,375

HOTEL & RECREATION - 0.3%
Four Seasons, 9.125% - 2000 ..........................   250,000        255,313

INDUSTRIAL PRODUCT - 0.5%
Shopvac, 10.625% - 2003 ..............................   350,000        367,937

MANUFACTURING - 0.5%
Agco Corporation, 10.00% - 2006 ......................   250,000        254,062
Titan Wheel International, Inc., 8.75% - 2007 ........   125,000        123,125
                                                                     ----------
                                                                        377,187

OIL & GAS COMPANIES - 0.7%
Seagull Energy Corporation, 8.625% - 2005 ............   500,000        515,000

PLASTIC PRODUCTS - 0.5%
Plastic Container, 10.00% - 2006 .....................   350,000        357,875

PUBLISHING & PRINTING - 0.6%
Golden Books Publishing, Inc., 7.65% - 2002 ..........   250,000        231,250
Hollinger International, 10.625% - 2002 ..............   250,000        244,375
                                                                     ----------
                                                                        475,625

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------
                                       14

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
MARCH 31, 1997
(UNAUDITED)

-------------------------------------------
SECURITY GROWTH AND INCOME FUND (CONTINUED)
-------------------------------------------

                                                         PRINCIPAL
                                                         AMOUNT OR
                                                         NUMBER OF       MARKET
CORPORATE BONDS                                            SHARES        VALUE
--------------------------------------------------------------------------------

REFINERY - 0.3%
Crown Central Petroleum, 10.875% - 2005 ..............  $250,000       $257,812

RESTAURANTS - 0.7%
Carrols Corporation, 11.50% - 2003 ...................  $500,000        526,875

STEEL & METAL PRODUCTS - 0.2%
AK Steel, 9.125% - 2006 ..............................  $150,000        149,437

TEXTILES - 1.0%
Pillowtex Corporation, 10.00% - 2006 .................  $250,000        258,125
Westpoint Stevens, Inc., 9.375% - 2005 ...............  $500,000        506,250
                                                                     ----------
                                                                        764,375

TOBACCO PRODUCTS - 0.3%
Dimon, Inc., 8.875% - 2006 ...........................  $250,000        254,375
                                                                     ----------
Total corporate bonds - 16.6% ........................               12,626,813

COMMON STOCKS
-------------

ADVERTISING - 1.3%
Omnicom Group, Inc. ..................................    20,000        997,500

AEROSPACE & DEFENSE - 3.6%
Boeing Company .......................................     8,630        851,134
McDonnell Douglas Corporation ........................    15,000        915,000
Rockwell International Corporation ...................    15,000        973,125
                                                                     ----------
                                                                      2,739,259

BANKING & FINANCE - 3.9%
Banc One Corporation .................................    15,000        596,250
Bank of New York Company, Inc. .......................    20,000        735,000
H.F. Ahmanson & Company ..............................    25,000        912,500
Northern Trust Corporation ...........................    20,000        750,000
                                                                     ----------
                                                                      2,993,750

BUSINESS SERVICES - 0.8%
Cognizant Corporation ................................    20,000        582,500

CHEMICALS--BASIC - 1.3%
Monsanto Company .....................................    25,000        956,250

CHEMICALS--SPECIALTY - 3.6%
Airgas, Inc. .........................................    47,000        793,125
Morton International, Inc. ...........................    20,000        845,000
Praxair, Inc. ........................................    25,000      1,121,875
                                                                     ----------
                                                                      2,760,000

COMPUTER SERVICES - 5.4%
Ceridian Corporation* ................................    20,000        717,500
Computer Sciences Corporation* .......................    38,000      2,346,500
DST Systems, Inc.* ...................................    35,000        997,500
                                                                     ----------
                                                                      4,061,500

COMPUTER SOFTWARE - 0.9%
HBO & Company ........................................    15,000        712,500


                                                         NUMBER OF       MARKET
COMMON STOCKS (CONTINUED)                                 SHARES         VALUE
--------------------------------------------------------------------------------
CONGLOMERATE - 4.5%
AlliedSignal, Inc. ...................................    15,000     $1,068,750
Canadian Pacific, Ltd. ...............................    40,000        960,000
U.S. Industries, Inc.* ...............................    40,000      1,410,000
                                                                     ----------
                                                                      3,438,750

CONSUMER SERVICES - 1.0%
ADT, Ltd.* ...........................................    30,000        750,000

ENERGY SERVICES - 0.9%
Halliburton Company ..................................    10,000        677,500

ENTERTAINMENT - 1.5%
Carnival Corporation (Cl.A) ..........................    30,000      1,110,000

FERTILIZER - 1.0%
Potash Corporation of Saskatchewan, Inc. .............    10,000        760,000

FINANCIAL SERVICES - 1.2%
Federal National Mortgage Association ................    24,000        867,000

FOOD & BEVERAGES - 8.2%
Anheuser-Busch Companies, Inc. .......................    20,000        842,500
Chiquita Brands International, Inc. ..................    80,000      1,250,000
ConAgra, Inc. ........................................    20,000      1,085,000
CPC International, Inc. ..............................    15,000      1,230,000
PepsiCo, Inc. ........................................    30,000        978,750
Sara Lee Corporation .................................    20,000        810,000
                                                                     ----------
                                                                      6,196,250

HOSPITAL MANAGEMENT - 1.0%
Columbia/HCA Healthcare Corporation ..................    22,500        756,562

HOUSEHOLD FURNISHINGS & APPLIANCES - 1.7%
Leggett & Platt, Inc. ................................    40,000      1,300,000

HOUSEHOLD PRODUCTS - 1.5%
Procter & Gamble Company .............................    10,000      1,150,000

INSURANCE - 2.0%
Allstate Corporation .................................    15,000        890,625
St. Paul Companies, Inc. .............................    10,000        648,750
                                                                     ----------
                                                                      1,539,375

MANUFACTURING - 0.8%
Perkin-Elmer Corporation .............................    10,000        643,750

MEDICAL INSTRUMENTS - 3.7%
Allegiance Corporation ...............................    30,000        663,750
Baxter International, Inc. ...........................    20,000        862,500
Becton, Dickinson & Company ..........................    15,000        675,000
Medtronic, Inc. ......................................    10,000        622,500
                                                                     ----------
                                                                      2,823,750

MINING & METALS - 0.9%
Aluminum Company of America ..........................    10,000        680,000


                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------
                                       15

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
MARCH 31, 1997
(UNAUDITED)

-------------------------------------------
SECURITY GROWTH AND INCOME FUND (CONTINUED)
-------------------------------------------

                                                         NUMBER OF       MARKET
COMMON STOCKS (CONTINUED)                                 SHARES         VALUE
--------------------------------------------------------------------------------
MULTIMEDIA - 2.3%
E.W. Scripps Company .................................    35,000     $1,141,875
Tribune Company ......................................    15,000        607,500
                                                                     ----------
                                                                      1,749,375

NATURAL GAS - 3.9%
Coastal Corporation ..................................    25,000      1,200,000
El Paso Natural Gas Company ..........................    20,000      1,132,500
Equitable Resources, Inc. ............................    20,200        618,625
                                                                     ----------
                                                                      2,951,125

OIL & GAS COMPANIES - 3.3%
Louisiana Land & Exploration Company .................    15,000        710,625
Noble Affiliates, Inc. ...............................    20,000        755,000
Pennzoil Company .....................................    10,000        517,500
Union Pacific Resources Group, Inc. ..................    20,000        535,000
                                                                     ----------
                                                                      2,518,125

OIL & GAS EQUIPMENT - 1.1%
Input/Output, Inc.* ..................................    60,000        870,000

PHARMACEUTICALS - 6.2%
Bristol-Myers Squibb Company .........................    20,000      1,180,000
Elan Corporation PLC ADR* ............................    50,000      1,706,250
Mylan Laboratories ...................................    55,000        804,375
SmithKline Beecham PLC ADR ...........................    15,000      1,050,000
                                                                     ----------
                                                                      4,740,625

PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 1.5%
Eastman Kodak Company ................................    15,000      1,138,125

PUBLISHING & PRINTING - 0.9%
McGraw-Hill Companies, Inc. ..........................    13,000        664,625

RESTAURANTS & FOOD SERVICE - 1.2%
Cheesecake Factory, The* .............................     5,000         98,750
Wendy's International, Inc. ..........................    40,000        825,000
                                                                     ----------
                                                                        923,750

RETAIL TRADE - 4.2%
Federated Department Stores, Inc.* ...................    30,000        986,250
TJX Companies, Inc. ..................................    15,000        641,250
Walgreens Company ....................................    20,000        837,500
Woolworth Corporation* ...............................    30,000        701,250
                                                                     ----------
                                                                      3,166,250

SEMICONDUCTORS - 3.7%
Intel Corporation ....................................    20,000      2,782,500

TRANSPORTATION - 0.4%
Union Pacific Corporation ............................     5,000        283,749
                                                                     ----------


                                                         NUMBER OF       MARKET
COMMON STOCKS (CONTINUED)                                 SHARES         VALUE
--------------------------------------------------------------------------------
Total common stocks - 79.4% ..........................              $60,284,445
                                                                     ----------
Total investments - 99.6% ............................               75,594,550

Cash and other assets, less liabilities - 0.4% .......                  336,309
                                                                     ----------
Total net assets - 100.0% ............................              $75,930,859
                                                                     ==========

-------------------------------------
SECURITY EQUITY FUND - EQUITY SERIES
-------------------------------------

COMMON STOCKS
-------------

ADVERTISING - 1.5%
Omnicom Group, Inc. ..................................   200,000     $9,975,000

AEROSPACE & DEFENSE - 3.9%
McDonnell Douglas Corporation ........................   160,000      9,760,000
Rockwell International Corporation ...................   150,000      9,731,250
United Technologies Corporation ......................    85,000      6,396,250
                                                                     ----------
                                                                     25,887,500

BROADCAST MEDIA - 1.0%
Tribune Company ......................................   155,000      6,277,500

BANKING & FINANCE - 6.8%
Banc One Corporation .................................   150,000      5,962,500
Bank of New York Company, Inc. .......................   175,000      6,431,250
Chase Manhattan Corporation ..........................   110,000     10,298,750
H.F. Ahmanson & Company ..............................   160,000      5,840,000
Northern Trust Corporation ...........................   200,000      7,500,000
Norwest Corporation ..................................    40,000      1,850,000
Wells Fargo & Company ................................    25,000      7,103,125
                                                                     ----------
                                                                     44,985,625

BUSINESS SERVICES - 0.9%
Cognizant Corporation ................................   120,000      3,495,000
ITT Industries, Inc. .................................   120,000      2,685,000
                                                                     ----------
                                                                      6,180,000

CHEMICALS--BASIC - 2.6%
du Pont (E.I.) de Nemours & Company ..................    90,000      9,540,000
Monsanto Company .....................................   200,000      7,650,000
                                                                     ----------
                                                                     17,190,000

CHEMICALS--SPECIALTY - 3.5%
Morton International, Inc. ...........................   170,000      7,182,500
Nalco Chemical Company ...............................   175,000      6,540,625
Praxair, Inc. ........................................   200,000      8,975,000
                                                                     ----------
                                                                     22,698,125


                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------
                                       16

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
MARCH 31, 1997
(UNAUDITED)

------------------------------------------------
SECURITY EQUITY FUND - EQUITY SERIES (CONTINUED)
------------------------------------------------

                                                         NUMBER OF       MARKET
COMMON STOCKS (CONTINUED)                                 SHARES         VALUE
--------------------------------------------------------------------------------

COMPUTER SERVICES - 1.8%
Ceridian Corporation* ................................   150,000     $5,381,250
Computer Sciences Corporation* .......................   100,000      6,175,000
                                                                     ----------
                                                                     11,556,250

COMPUTER SOFTWARE - 2.8%
BMC Software, Inc.* ..................................    75,000      3,459,375
HBO & Company ........................................    70,000      3,325,000
Microsoft Corporation* ...............................   130,000     11,919,375
                                                                     ----------
                                                                     18,703,750

COMPUTER SYSTEMS - 0.9%
Compaq Computer Corporation* .........................    80,000      6,130,000

CONGLOMERATE - 5.0%
AlliedSignal, Inc. ...................................   160,000     11,400,000
Canadian Pacific, Ltd. ...............................   400,000      9,600,000
U.S. Industries, Inc.* ...............................   340,000     11,985,000
                                                                     ----------
                                                                     32,985,000

CONSUMER SERVICES - 1.5%
ADT, Ltd.* ...........................................   400,000     10,000,000

ELECTRICAL MACHINERY & ELECTRONIC COMPONENTS - 1.5%
General Electric Company .............................   100,000      9,925,000

ELECTRONICS - 0.5%
Perkin-Elmer Corporation .............................    50,000      3,218,750

ENERGY EXPLORATION--PRODUCTION - 1.1%
Louisiana Land & Exploration Company .................   150,000      7,106,250

ENERGY SERVICES - 0.9%
Halliburton Company ..................................    85,000      5,758,750

ENTERTAINMENT - 1.4%
Carnival Corporation (Cl.A) ..........................   240,000      8,880,000

FINANCIAL SERVICES - 2.0%
Federal Home Loan Mortgage Corporation ...............   180,000      4,905,000
Federal National Mortgage Association ................   230,000      8,308,750
                                                                     ----------
                                                                     13,213,750

FOOD & BEVERAGES - 7.8%
Anheuser-Busch Companies, Inc. .......................   170,000      7,161,250
ConAgra, Inc. ........................................   160,000      8,680,000
CPC International, Inc. ..............................   120,000      9,840,000
PepsiCo, Inc. ........................................   260,000      8,482,500
Sara Lee Corporation .................................   200,000      8,100,000
Unilever NY ADR ......................................    50,000      9,312,500
                                                                     ----------
                                                                     51,576,250

HOSPITAL MANAGEMENT - 1.0%
Columbia/HCA Healthcare Corporation ..................   200,000      6,725,000


                                                         NUMBER OF       MARKET
COMMON STOCKS (CONTINUED)                                  SHARES        VALUE
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 4.1%
Colgate-Palmolive Company ............................    75,000     $7,471,875
Gillette Company .....................................   100,000      7,262,500
Kimberly-Clark Corporation ...........................    35,000      3,478,125
Procter & Gamble Company .............................    75,000      8,625,000
                                                                     ----------
                                                                     26,837,500

INSURANCE - 10.6%
Aetna, Inc. ..........................................   100,000      8,587,500
Allstate Corporation .................................   175,000     10,390,625
American International Group, Inc. ...................    80,000      9,390,000
Chubb Corporation ....................................   120,000      6,465,000
Cigna Corporation ....................................    50,000      7,306,250
General Re Corporation ...............................    35,000      5,530,000
ITT Hartford Group, Inc. .............................   100,000      7,212,500
Provident Companies, Inc. ............................   150,000      8,212,500
St. Paul Companies, Inc. .............................   100,000      6,487,500
                                                                     ----------
                                                                     69,581,875

MANUFACTURING - 1.3%
Corning, Inc. ........................................   150,000      6,656,250
Millipore Corporation ................................    50,000      2,118,750
                                                                     ----------
                                                                      8,775,000

MEDICAL INSTRUMENTS - 3.4%
Baxter International, Inc. ...........................   200,000      8,625,000
Becton, Dickinson & Company ..........................   100,000      4,500,000
Medtronic, Inc. ......................................   120,000      7,470,000
U.S. Surgical Corporation ............................    50,000      1,525,000
                                                                     ----------
                                                                     22,120,000

MINING & METALS - 0.6%
Aluminum Company of America ..........................    60,000      4,080,000

NATURAL GAS - 1.2%
Coastal Corporation ..................................   170,000      8,160,000

OIL & GAS COMPANIES - 1.6%
Noble Affiliates, Inc. ...............................   165,000      6,228,750
Union Pacific Resources Group, Inc. ..................   160,000      4,280,000
                                                                     ----------
                                                                     10,508,750

OIL & GAS PIPELINES - 1.1%
MAPCO, Inc. ..........................................   240,000      7,440,000

PAINT & ALLIED PRODUCTS - 1.4%
Sherwin-Williams Company .............................   350,000      9,450,000

PETROLEUM REFINING - 2.7%
Mobil Corporation ....................................    70,000      9,143,750
Royal Dutch Petroleum Company ADR ....................    50,000      8,750,000
                                                                     ----------
                                                                     17,893,750

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------
                                       17

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
MARCH 31, 1997
(UNAUDITED)

------------------------------------------------
SECURITY EQUITY FUND - EQUITY SERIES (CONTINUED)
------------------------------------------------

                                                         NUMBER OF       MARKET
COMMON STOCKS (CONTINUED)                                 SHARES         VALUE
--------------------------------------------------------------------------------

PHARMACEUTICALS - 6.4%
American Home Products Corporation ...................   115,000     $6,900,000
Bristol-Myers Squibb Company .........................   180,000     10,620,000
Merck & Company, Inc. ................................   115,000      9,688,750
Schering-Plough Corporation ..........................   110,000      8,002,500
SmithKline Beecham PLC ADR ...........................   100,000      7,000,000
                                                                     ----------
                                                                     42,211,250

PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 1.2%
Eastman Kodak Company ................................   100,000      7,587,500

PUBLISHING & PRINTING - 2.3%
Gannett Company, Inc. ................................    90,000      7,728,750
McGraw-Hill Companies, Inc. ..........................   145,000      7,413,125
                                                                     ----------
                                                                     15,141,875

RESTAURANTS & FOOD SERVICE - 1.0%
Wendy's International, Inc. ..........................   305,000      6,290,625

RETAIL TRADE - 6.8%
Dayton Hudson Corporation ............................   125,000      5,218,750
Federated Department Stores, Inc.* ...................   235,000      7,725,625
Payless Shoesource, Inc.* ............................    50,000      2,093,750
Safeway, Inc.* .......................................   170,000      7,883,750
TJX Companies, Inc. ..................................   150,000      6,412,500
Walgreens Company ....................................   200,000      8,375,000
Woolworth Corporation* ...............................   300,000      7,012,500
                                                                     ----------
                                                                     44,721,875

SEMICONDUCTORS - 2.1%
Intel Corporation ....................................    45,000      6,260,625
Linear Technology Corporation ........................    85,000      3,761,250
Xilinx, Inc.* ........................................    85,000      4,143,750
                                                                     ----------
                                                                     14,165,625

TRANSPORTATION - 0.9%
Union Pacific Corporation ............................   100,000      5,675,000
                                                                  -------------
Total common stocks - 97.1% ..........................              639,613,125

Cash and other assets, less liabilities - 2.9% .......               19,264,671
                                                                  -------------
Total net assets - 100.0% ............................             $658,877,796
                                                                  =============


------------------------------------
SECURITY EQUITY FUND - GLOBAL SERIES
------------------------------------

PREFERRED STOCKS
-----------------

GERMANY - 1.0%
Sto AG ...............................................       758       $304,401


------------------------------------------------
SECURITY EQUITY FUND - GLOBAL SERIES (continued)
------------------------------------------------

                                                         NUMBER OF       MARKET
COMMON STOCKS                                             SHARES         VALUE
--------------------------------------------------------------------------------

ARGENTINA - 0.7%
Transportadora de Gas del Sur, S.A. ..................    18,600       $239,475

AUSTRALIA - 1.9%
Foster's Brewing Group, Ltd. .........................   120,000        248,322
QBE Insurance Group, Ltd. ............................    66,425        342,079
                                                                     ----------
                                                                        590,401

AUSTRIA - 2.2%
Bohler-Uddeholm AG ...................................     1,800        125,087
Wienerberger Baustoffindustrie AG ....................     3,100        586,616
                                                                     ----------
                                                                        711,703

BELGIUM - 1.1%
Credit Communal Holding/Dexia* .......................     3,100        343,840

BRAZIL - 1.1%
Aracruz Cellulose S.A. ADR ...........................    18,550        338,538

CANADA - 2.8%
Bombardier, Inc. `B' .................................    20,000        362,669
Imax Corporation .....................................     3,800        130,388
Jetform Corporation ..................................     9,600        151,800
Noranda Forest, Inc. .................................    36,400        243,734
                                                                     ----------
                                                                        888,591

CHILE - 1.9%
Antofagasta Holdings PLC .............................    22,800        136,647
Banco Santander ADR ..................................    18,600        311,550
Maderas y Sinteticos Sociedad Anonima S.A. ADR .......    10,500        166,031
                                                                     ----------
                                                                        614,228

FINLAND - 1.0%
Valmet Corporation ...................................    17,000        305,484

FRANCE - 5.5%
Alcatel Alsthom ......................................     3,270        393,899
Elf Aquitaine S.A. ADR ...............................     8,500        418,625
Lafarge ..............................................     5,700        394,752
Sidel S.A. ...........................................     2,520        196,997
Societe Generale de Surveillance Holding S.A. `B' ....     2,840        332,010
                                                                     ----------
                                                                      1,736,283

GERMANY - 2.3%
Continental AG .......................................    12,300        273,515
Deutsche Bank AG .....................................     6,600        371,460
Hoechst AG ...........................................     2,500        101,220
                                                                     ----------
                                                                        746,195

GREECE - 1.6%
Hellenic Tellecommunication Organization S.A. ........    15,600        338,401
Michaniki S.A. .......................................    15,900        166,756
                                                                     ----------
                                                                        505,157


                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------
                                       18

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
MARCH 31, 1997
(UNAUDITED)

------------------------------------------------
SECURITY EQUITY FUND - GLOBAL SERIES (CONTINUED)
------------------------------------------------

                                                         NUMBER OF       MARKET
COMMON STOCKS (CONTINUED)                                 SHARES         VALUE
--------------------------------------------------------------------------------

HONG KONG - 2.4%
China Light & Power Company, Ltd. ....................    46,000       $202,425
Guangdong Investments ................................    21,000         18,021
JCG Holdings, Ltd. ...................................    57,000         44,870
National Mutual Asia, Ltd. ...........................   318,000        332,403
Peregrine Investment Holdings, Ltd. ..................   100,000        159,374
                                                                     ----------
                                                                        757,093

INDONESIA - 1.2%
PT Semen Cibinong ....................................    51,000        153,998
PT Tambang Timah .....................................   149,500        233,496
                                                                     ----------
                                                                        387,494

IRELAND - 2.5%
Allied Irish Banks PLC ...............................    38,900        267,557
Jefferson Smurfit ....................................   194,500        515,958
                                                                     ----------
                                                                        783,515

ITALY - 1.1%
Instituto Mobiliare Italiano S.p.a. ..................    22,800        200,823
Stet Societa Finanziaria Telefonica S.p.a. ...........    37,100        166,124
                                                                     ----------
                                                                        366,947

JAPAN - 8.1%
Amway Japan, Ltd. ....................................     9,900        271,868
Bunka Shutter Company, Ltd. ..........................    23,000        118,149
Canon, Inc. ..........................................     3,000         64,211
Citizen Watch Company, Ltd. ..........................    25,000        171,836
Isuzu Motors, Ltd. ...................................    50,000        183,749
Kubota Corporation ...................................    28,000        116,469
Maruco Company, Ltd. .................................     2,200         21,322
Matsushita Electric Industrial Company, Ltd. .........    10,000        155,883
Mitsubishi Estate Company, Ltd. ......................    51,000        543,736
Mitsukoshi, Ltd. .....................................    34,000        184,266
Nippon Steel Company .................................    93,000        255,391
Sony Corporation .....................................     4,800        335,352
Yamato Kogyo Company, Ltd. ...........................    16,000        136,984
                                                                     ----------
                                                                      2,559,216

MALAYSIA - 4.4%
Arab Malaysian Finance Bhd ...........................    64,000        193,604
Berjaya Sports Toto Bhd ..............................     3,000         15,367
Hong Leong Credit Bhd ................................    31,000        202,558
Magnum Corporation Bhd ...............................   151,000        286,251
MBF Capital Bhd ......................................   120,000        211,996
Sime Darby Bhd .......................................    27,000         98,556
Sime Darby Bhd .......................................    23,000         83,955
Tanjong PLC ..........................................    75,000        297,968
                                                                     ----------
                                                                      1,390,255

MEXICO - 0.7%
Tubos De Acero De Mexico S.A. ADR* ...................    13,500        231,188

                                                         NUMBER OF       MARKET
COMMON STOCKS (CONTINUED)                                 SHARES         VALUE
--------------------------------------------------------------------------------

NETHERLANDS - 0.9%
Philips Electronics N.V. .............................     6,050       $282,219

NEW ZEALAND - 2.4%
Brierly Investments, Ltd. ............................   215,100        200,262
Carter Holt Harvey, Ltd. .............................   110,600        234,374
Fletcher Challenge Building, Ltd. ....................   113,000        336,029
                                                                     ----------
                                                                        770,665

NORWAY - 0.5%
Saga Petroleum AS ....................................     8,700        150,320

PHILIPPINES - 2.3%
C & P Homes, Inc. ....................................   471,450        223,520
Filinvest Land, Inc.* ................................   305,750         97,413
Manila Electric Company `B' ..........................    51,000        406,219
                                                                     ----------
                                                                        727,152

POLAND - 1.8%
Debica S.A.* .........................................     5,600        148,445
Elektrim S.A. ........................................    18,000        158,072
Wedel S.A. ...........................................     4,403        247,750
                                                                     ----------
                                                                        554,267

SINGAPORE - 4.0%
City Developments, Ltd. ..............................    28,000        247,975
Clipsal Industries, Ltd. .............................    59,700        223,875
DBS Land, Ltd. .......................................    71,000        242,675
Inchcape, Bhd ........................................    51,300        177,471
Jardine Strategic Holding, Ltd. ......................    61,000        211,060
Want Want Holdings* ..................................    60,000        172,200
                                                                     ----------
                                                                      1,275,256

SPAIN - 1.9%
Banco Popular Espanol S.A. ...........................     1,400        251,026
Repsol S.A. ..........................................     5,500        228,892
Tele Pizza S.A. ......................................     2,700        117,126
                                                                     ----------
                                                                        597,044

SWEDEN - 1.1%
Astra AB .............................................     2,660        128,698
Skandinaviska Enskiilda Banken .......................    18,900        209,479
                                                                     ----------
                                                                        338,177

SWITZERLAND - 5.0%
ABB AG ...............................................       330        396,287
Nestle S.A. ..........................................       326        381,301
Novartis AG ..........................................       210        260,346
Saurer AG ............................................       510        243,562
Winterthur Scheizerische Verischerungs-Gesellschaft ..       450        312,365
                                                                     ----------
                                                                      1,593,861

THAILAND - 0.5%
BEC World Public Company, Ltd.* ......................    14,000        133,667
Property Perfect Public Company ......................     9,000          8,922
                                                                     ----------
                                                                        142,589


                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------
                                       19

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
MARCH 31, 1997
(UNAUDITED)

------------------------------------------------
SECURITY EQUITY FUND - GLOBAL SERIES (CONTINUED)
------------------------------------------------

                                                         NUMBER OF       MARKET
COMMON STOCKS (CONTINUED)                                 SHARES         VALUE
--------------------------------------------------------------------------------

UNITED KINGDOM - 9.8%
Aegis Group PLC* .....................................   260,100       $266,928
British Telecommunication PLC ........................    35,300        258,223
D.F.S. Furniture Company PLC .........................    15,900        148,945
Grand Metropolitan PLC ...............................    88,200        711,088
Harvey Nichols PLC ...................................    22,800        125,042
Inchcape PLC .........................................   116,700        502,048
RTZ Corporation PLC ..................................    13,800        218,325
SmithKline Beecham PLC ADR ...........................     1,600        112,000
Tomkins PLC ..........................................   115,900        518,589
Vodafone Group PLC ...................................    53,400        244,197
                                                                     ----------
                                                                      3,105,385

UNITED STATES - 16.7%
Ace, Ltd. ............................................     2,000        128,000
AlliedSignal, Inc. ...................................     1,600        114,000
Aon Corporation ......................................     1,800        110,250
Avery-Dennison Corporation ...........................     3,000        115,500
Becton, Dickinson & Company ..........................     2,400        108,000
Boeing Company .......................................     1,200        118,350
Border Group, Inc.* ..................................     6,000        113,250
Bristol-Myers Squibb Company .........................     2,000        118,000
Calpine Corporation* .................................     5,200         94,250
Chubb Corporation ....................................     2,000        107,750
Citicorp .............................................       900         97,425
Conseco, Inc. ........................................     3,200        114,000
Crown Cork & Seal Company, Inc. ......................     2,000        103,250
Data General Corporation .............................     6,900        117,300
Diamond Offshore Drilling, Inc. ......................     2,100        143,850
Equity Residential Properties Trust ..................     2,600        115,375
Federal National Mortgage Association ................     2,700         97,538
Fleet Financial Group, Inc. ..........................     2,000        114,500
Gap, Inc. ............................................     3,300        110,550
Georgia Pacific Corporation ..........................     1,700        123,250
Hasbro, Inc. .........................................     3,750        102,656
Honeywell, Inc. ......................................     1,500        101,813
Ingersoll-Rand Company ...............................     2,500        109,063
Johnson & Johnson ....................................     2,200        116,325
Kimberly-Clark Corporation ...........................     1,100        109,313
Mobil Corporation ....................................       900        117,563
Monsanto Company .....................................     3,400        130,050
NAC Re Corporation ...................................     3,000        106,875
NationsBank Corporation ..............................     1,900        105,213
Norwest Corporation ..................................     2,500        115,625
PacifiCare Health Systems, Inc.* .....................     1,500        129,469
Perkin Elmer Corporation .............................     1,500         96,563
Procter & Gamble Company .............................     1,000        115,000
Raychem Corporation ..................................     1,400        115,325
Safeway, Inc.* .......................................     2,400        111,300
Schlumberger, Ltd. ...................................     1,200        128,700
Service Corporation International ....................     4,200        124,950
Snap-On, Inc. ........................................     3,100        120,125


                                                         NUMBER OF       MARKET
COMMON STOCKS (CONTINUED)                                 SHARES         VALUE
--------------------------------------------------------------------------------

UNITED STATES, CONTINUED
Structual Dynamics Research Corporation ..............     6,000       $123,750
Tosco Corporation ....................................     3,900        111,150
Tyco Corporation .....................................     2,100        115,500
Union Pacific Corporation ............................     2,000        113,500
Union Pacific Resources Group, Inc. ..................     3,693         98,788
United Healthcare Corporation ........................     1,400         66,675
WMX Technologies, Inc. ...............................     2,700         82,688
Warner-Lambert Company ...............................     1,500        129,750
Williams Companies, Inc. .............................     2,600        115,700
                                                                     ----------
                                                                      5,277,817
                                                                     ----------
Total common stocks - 89.4% ..........................               28,310,355

FOREIGN GOVERNMENT AGENCY
Japanese Treasury Note, due 6/10/971 - 1.8% ..........70,000,000        565,198
                                                                     ----------
Total investments - 92.2% ............................               29,179,954

Cash and other assets, less liabilities - 7.8% .......                2,485,240
                                                                     ----------
Total net assets - 100.0% ............................              $31,665,194
                                                                    ===========

INVESTMENT CONCENTRATION

At March 31, 1997, Global Series' investment concentration, by industry, was as follows:

Banking ...............................................................    7.9%
Capital Equipment .....................................................    7.7%
Chemicals .............................................................    0.4%
Construction and Housing ..............................................    1.6%
Consumer Durables .....................................................    5.2%
Consumer Nondurables ..................................................    8.2%
Electrical and Electronics ............................................    2.1%
Energy Sources ........................................................    5.1%
Financial Services ....................................................    9.8%
Foreign Governments and Agencies ......................................    1.8%
Healthcare ............................................................    3.7%
Materials .............................................................   14.2%
Merchandising .........................................................    2.9%
Multi-Industry ........................................................    6.1%
Real Estate ...........................................................    4.0%
Services ..............................................................    4.0%
Telecommunications ....................................................    3.2%
Trade .................................................................    2.1%
Transportation ........................................................    0.3%
Utilities .............................................................    1.9%
Cash and other assets, less liabilities ...............................    7.8%
                                                                     ----------
Total net assets ......................................................  100.0%
                                                                     ==========


                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------
                                       20

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
MARCH 31, 1997
(UNAUDITED)

----------------------------------------------
SECURITY EQUITY FUND - ASSET ALLOCATION SERIES
----------------------------------------------

                                                         PRINCIPAL
                                                         AMOUNT OR
                                                         NUMBER OF       MARKET
CORPORATE BONDS                                           SHARES         VALUE
--------------------------------------------------------------------------------

BROKERAGE - 0.8%
Merrill Lynch & Company, Inc. 8.00% - 2007 ...........   $50,000       $ 51,563

FINANCIAL SERVICES - 0.4%
MCN Investment Corporation, 6.32% - 2003 .............   $25,000         23,906

INDUSTRIAL SERVICES - 10.9%
Rite Aid Corporation, 6.70% -2001 ....................  $125,000        122,187
Sun Company, Inc., 7.125% - 2004 .....................  $300,000        294,375
Xerox Corporation, 8.125% - 2002 .....................  $300,000        311,250
                                                                     ----------
                                                                        727,812
                                                                     ----------
Total corporate bonds - 12.1% ........................                  803,281

COMMON STOCKS
-------------

AUTO PARTS & SUPPLIES - 2.8%
Arvin Industries, Inc. ...............................     2,100         49,088
Dana Corporation .....................................     1,400         46,025
Eaton Corporation ....................................       400         28,350
Modine Manufacturing Company .........................       800         19,600
Simpson Industries, Inc. .............................     2,500         24,687
Walbro Corporation ...................................     1,000         17,625
                                                                     ----------
                                                                        185,375

BUILDING MATERIALS - 1.7%
Ameron International Corporation .....................       500         24,937
Armstrong World Industries, Inc. .....................       300         19,425
Crane Company ........................................     1,050         32,944
Thomas Industries, Inc. ..............................     1,400         32,900
                                                                     ----------
                                                                        110,206

BROADCAST MEDIA - 2.5%
A.H. Belo Corporation ................................     1,000         37,000
Chris-Craft Industries, Inc.* ........................       515         20,407
TCI Satellite Entertainment, Inc.* ...................       240          1,860
Tele-Communications, Inc.* ...........................     2,400         28,800
Time Warner, Inc. ....................................     1,000         43,250
U.S. West Media Group* ...............................     2,000         37,250
                                                                     ----------
                                                                        168,567

COMPUTER SYSTEMS - 2.1%
Compaq Computer Corporation* .........................       300         22,988
Hewlett-Packard Company ..............................       600         31,950
Quantum Corporation* .................................     1,000         38,625
SCI Systems, Inc.* ...................................       600         30,375
Sun Microsystems, Inc.* ..............................       600         17,325
                                                                     ----------
                                                                        141,263


                                                         NUMBER OF       MARKET
COMMON STOCKS (CONTINUED)                                 SHARES         VALUE
--------------------------------------------------------------------------------

ELECTRONICS - 2.0%
Bell Industries, Inc.* ...............................     1,000       $ 18,000
CTS Corporation ......................................       700         35,700
Fluke (John) Manufacturing Company ...................       700         31,063
Harris Corporation ...................................       400         30,750
Zero Corporation .....................................     1,000         18,750
                                                                     ----------
                                                                        134,263

MACHINERY - 1.9%
Dover Corporation ....................................       700         36,750
GATX Corporation .....................................       400         19,550
Graco, Inc. ..........................................       800         23,000
Lindsay Manufacturing Company ........................       100          3,275
Parker-Hannifin Corporation ..........................       600         25,650
Trinova Corporation ..................................       600         20,100
                                                                     ----------
                                                                        128,325

MINING & METALS - 2.3%
Asarco, Inc. .........................................       600         16,875
Brush Wellman, Inc. ..................................     3,700         67,063
Handy & Harman .......................................     1,300         19,500
Phelps Dodge Corporation .............................       700         51,187
                                                                     ----------
                                                                        154,625

RECREATION - 2.0%
Brunswick Corporation ................................     1,200         32,250
Callaway Golf Company ................................       700         20,038
Handleman Company* ...................................     1,200          8,550
Harcourt General, Inc. ...............................       500         23,250
Huffy Corporation ....................................     1,700         23,375
King World Productions, Inc.* ........................       600         21,900
                                                                     ----------
                                                                        129,363

RESTAURANTS - 2.5%
Applebees International, Inc. ........................       600         14,475
CKE Restaurants, Inc. ................................     1,500         33,187
International Dairy Queen, Inc.* .....................     1,000         22,000
Luby's Cafeterias, Inc. ..............................     1,000         18,625
Ruby Tuesday, Inc. ...................................     1,500         26,063
Ryan's Family Steak House, Inc.* .....................     4,000         31,250
Wendy's International, Inc. ..........................     1,000         20,625
                                                                     ----------
                                                                        166,225

STEEL - 2.1%
Carpenter Technology Corporation .....................       400         15,300
Cleveland Cliffs, Inc. ...............................     1,300         54,925
Commerical Metals Company ............................     1,100         31,487
Quanex Corporation ...................................     1,000         25,125
Steel Technologies, Inc. .............................     1,000         11,250
                                                                     ----------
                                                                        138,087


                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------
                                       21

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
MARCH 31, 1997
(UNAUDITED)

----------------------------------------------------------
SECURITY EQUITY FUND - ASSET ALLOCATION SERIES (continued)
----------------------------------------------------------

                                                         PRINCIPAL
                                                         AMOUNT OR
                                                         NUMBER OF       MARKET
COMMON STOCKS                                             SHARES         VALUE
--------------------------------------------------------------------------------

TELECOMMUNICATIONS - 2.2%
Ameritech Corporation ................................       400        $24,600
Bell Atlantic Corporation ............................       500         30,438
Bellsouth Corporation ................................       500         21,125
GTE Corporation ......................................       500         23,312
Nynex Corporation ....................................       400         18,250
Pacific Telesis Group ................................       400         15,100
Southern New England Telecommunications ..............       300         10,762
                                                                     ----------
                                                                        143,587
                                                                     ----------
Total common stocks - 24.1% ..........................                1,599,886

U.S. GOVERNMENT AGENCIES
------------------------

FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.2%
         7.00% - 2020 ................................  $100,000         96,658
         7.00% - 2021 ................................   $50,000         48,063

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.1%
         6.50% - 2018 ................................   $50,000         47,230
         6.95% - 2020 ................................  $130,000        122,355
         7.50% - 2020 ................................   $40,000         39,358
                                                                     ----------
Total U.S. government & government agencies - 5.3% ...                  353,664

FOREIGN STOCKS
--------------

BELGIUM - 6.8%
Cementbedrijven Cimenteries ..........................       800         79,802
Delhaize - Le Lion ...................................       800         44,540
Electrabel ...........................................       150         34,449
Fortis AG ............................................       300         53,501
Gevaert Photo Productions ............................       400         29,809
Petrofina SA .........................................       150         52,196
Royale Belgium .......................................       250         63,795
Solvay SA ............................................       150         90,473
                                                                     ----------
                                                                        448,565

GERMANY - 7.4%
Allianz AG Holdings ..................................        36         74,098
BASF AG ..............................................     1,081         41,403
Bayer AG .............................................       735         30,926
Continental AG .......................................       202          4,510
Daimler-Benz AG* .....................................       850         68,575
Degussa AG ...........................................        14          5,975
Deutsche Bank AG .....................................       692         39,196
Dresdner Bank AG .....................................     1,211         43,079
Friedrich Grohe AG - Vorzugsak .......................         7          2,232
Heidelberger Zement AG ...............................        79          6,960
Hochtief AG ..........................................       180          7,552
Linde AG .............................................        14          9,843
Merck KGAA ...........................................       187          7,655
Muenchener Rueckversicherungs-Gesellschaft AG ........         7         18,167


                                                         NUMBER OF       MARKET
FOREIGN STOCKS (continued)                                SHARES         VALUE
--------------------------------------------------------------------------------

GERMANY, CONTINUED
Preussag AG ..........................................        72         19,463
SAP AG ...............................................       122         20,767
Siemens AG ...........................................     1,038         55,870
Veba AG ..............................................       634         36,405
                                                                     ----------
                                                                        492,676

HONG KONG - 0.0%
Bank of East Asia ....................................       720          2,444

ITALY - 4.4%
Assicurazioni Generali ...............................     2,475         43,321
Banco Commerciale Italiane ...........................    11,000         22,023
Edison SPA ...........................................     4,000         21,364
Fiat SPA .............................................     7,000         22,239
Ina-Instituto Naz Assicuraz ..........................    16,638         22,340
Instituto Mobiliare Italiano .........................     3,208         27,874
Mediobanca ...........................................     3,500         21,966
Montedison SPA* ......................................    29,600         19,961
Telecom Italia Mobile SPA ............................    18,821         54,153
Telcom Italia SPA ....................................    15,000         37,494
                                                                     ----------
                                                                        292,735

JAPAN - 10.4%
Asahi Bank, Ltd. .....................................     1,000          6,284
The Bank of Tokyo-Mitsubishi .........................     4,000         62,353
Bank of Yokohama, Ltd. ...............................     1,000          4,604
East Japan Railway Company ...........................         1          4,079
Fuji Bank, Ltd. ......................................     1,000         11,550
Fujitsu, Ltd. ........................................     1,000         10,177
Hitachi, Ltd. (Hit. Seisakusho) ......................     1,000          8,885
Industrial Bank of Japan .............................     1,000         10,177
Itoham Foods .........................................     1,000          5,024
Japan Energy Corporation .............................     1,000          2,399
Kawasaki Heavy Industries ............................     4,000         15,540
Marui Company, Ltd. ..................................     1,000         14,458
Matsushita Electric Industrial Company, Ltd. .........     1,000         15,588
Mitsubishi Corporation ...............................     4,000         35,538
Mitsubishi Heavy Industrial, Ltd. ....................     4,000         26,007
Mitsubishi Materials Corporation .....................     4,000         13,957
Mitsubishi Trust & Bank ..............................     1,000          9,934
Nippon Comsys Corporation ............................     1,000         10,338
Nippon Shokubai K.K. Company .........................     1,000          5,961
NSK Ltd. .............................................     4,000         21,291
Nissan Motor Company, Ltd. ...........................     1,000          6,017
Nomura Securities Company, Ltd. ......................     1,000         11,065
Oyo Corporation ......................................       320          9,744
Sakura Bank, Ltd. ....................................     1,000          5,597
Sega Enterprises .....................................       100          2,504
Sekisui House, Ltd. ..................................     4,000         39,092
Sharp Corporation ....................................     1,000         11,873
Shimizu Corporation ..................................     6,000         33,196


                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------
                                       22

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
MARCH 31, 1997
(UNAUDITED)

----------------------------------------------------------
SECURITY EQUITY FUND - ASSET ALLOCATION SERIES (continued)
----------------------------------------------------------

                                                         PRINCIPAL
                                                         AMOUNT OR
                                                         NUMBER OF       MARKET
FOREIGN STOCKS (continued)                                SHARES         VALUE
--------------------------------------------------------------------------------

JAPAN, CONTINUED
Shin-Etsu Chemical Company ...........................     1,000        $18,981
Sumitomo Bank ........................................     4,000         47,492
Sumitomo Chemical Company ............................     6,000         23,407
Sumitomo Marine & Fire ...............................     1,000          6,058
Tokyo Dome Corporation ...............................     1,000         12,600
Tokyo Electric Power .................................     2,700         49,067
Tokyu Corporation ....................................     4,000         18,803
Toyoda Automatic Loom Works ..........................     1,000         16,558
Toyota Motor Corporation .............................     3,000         75,842
Yamaichi Securities ..................................     3,000          9,353
                                                                     ----------
                                                                        691,393
                                                                     ----------
Total foreign stocks - 29.0% .........................                1,927,813

TEMPORARY CASH INVESTMENTS
--------------------------

Chase Master Note Program - 2.6% .....................   176,000        176,000
Federal Farm Credit Banks - 7.5%
         5.15% - 4-7-97 ..............................  $500,000        499,571
Federal Mortgage Corporation - 6.0%
         5.21% - 4-25-97 .............................  $400,000        398,611
Federal National Mortgage Association - 13.5%
         5.10% - 4-10-97 .............................  $500,000        499,362
         5.09% - 4-24-97 .............................  $100,000         99,675
         5.30% - 4-29-97 .............................  $300,000        298,763
                                                                     ----------
                                                                        897,800
                                                                     ----------
Total temporary cash investments - 29.6% .............                1,971,982
                                                                     ----------
Total investments - 100.1% ...........................                6,656,626
Liabilities, less cash and other assets - (0.1%) .....                   (4,400)
                                                                     ----------
Total net assets - 100.0% ............................               $6,652,226
                                                                     ==========


----------------------------------------------
SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES
----------------------------------------------

COMMON STOCKS
-------------

ADVERTISING - 1.2%
Omnicom Group, Inc. ..................................       800        $39,900

BANKING & FINANCE - 3.8%
Banc One Corporation .................................       800         31,800
Bank of New York Company, Inc. .......................       800         29,400
H.F. Ahmanson & Company ..............................       800         29,200
Northern Trust Corporation ...........................       900         33,750
                                                                     ----------
                                                                        124,150

BEVERAGES - 3.5%
Coca-Cola Company ....................................     1,500         83,813
PepsiCo, Inc. ........................................     1,000         32,625
                                                                     ----------
                                                                        116,438


                                                         NUMBER OF       MARKET
COMMON STOCKS (continued)                                 SHARES         VALUE
--------------------------------------------------------------------------------

BIOTECHNOLOGY - 1.0%
Amgen, Inc.* .........................................       600        $33,525

BUSINESS SERVICES - 1.6%
Automatic Data Processing, Inc. ......................       900         37,688
Paychex, Inc. ........................................       400         16,450
                                                                     ----------
                                                                         54,138

CHEMICALS--SPECIALTY - 3.0%
Nalco Chemical Company ...............................       800         29,900
Praxxair, Inc. .......................................     1,000         44,875
Sigma-Aldrich ........................................       800         24,700
                                                                     ----------
                                                                         99,475

COMPUTER SOFTWARE - 7.1%
BMC Software, Inc.* ..................................     1,200         55,350
Electronics for Imaging, Inc.* .......................       800         31,900
HBO & Company ........................................       600         28,500
Microsoft Corporation* ...............................       700         64,181
Parametric Technology Corporation* ...................       500         22,562
Peoplesoft, Inc.* ....................................       800         32,000
                                                                     ----------
                                                                        234,493

COMPUTER SYSTEMS - 2.8%
Compaq Computer Corporation* .........................       300         22,987
Hewlett-Packard Company ..............................       700         37,274
Sun Microsystems, Inc.* ..............................     1,100         31,763
                                                                     ----------
                                                                         92,024

CONSUMER SERVICES - 2.5%
Apollo Group, Inc. (Cl.A)* ...........................     1,300         31,850
Service Corporation International ....................     1,100         32,725
Sylvan Learning Systems, Inc.* .......................       750         18,563
                                                                     ----------
                                                                         83,138

CONSUMER STAPLES - 0.9%
Rexall Sundown, Inc.* ................................     1,200         30,750

ELECTRONIC--INSTRUMENTS - 1.7%
Perkin-Elmer Corporation .............................       400         25,750
Solectron Corporation* ...............................       600         30,075
                                                                     ----------
                                                                         55,825

FINANCIAL SERVICES - 3.2%
Federal Home Loan Mortgage Corporation ...............     1,300         35,425
Federal National Mortgage Association ................     1,000         36,125
Finova Group, Inc. ...................................       500         33,813
                                                                     ----------
                                                                        105,363

HEALTH CARE - 2.3%
Cardinal Health, Inc. ................................       750         40,781
Omnicare, Inc. .......................................       800         18,800
Quintiles Transnational Corporation* .................       300         16,163
                                                                     ----------
                                                                         75,744

HOUSEHOLD FURNISHING - 1.6%
Leggett & Platt, Inc. ................................     1,600         52,000



                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------
                                       23

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
MARCH 31, 1997
(UNAUDITED)

----------------------------------------------------------
SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES (continued)
----------------------------------------------------------

                                                         NUMBER OF       MARKET
COMMON STOCKS (continued)                                 SHARES         VALUE
--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS - 5.6%
Clorox Company .......................................       300        $33,638
Colgate-Palmolive Company ............................       400         39,850
Kimberly-Clark Corporation ...........................       300         29,813
Procter & Gamble Company .............................       700         80,500
                                                                     ----------
                                                                        183,801

INSURANCE - 4.8%
Aetna, Inc. ..........................................       400         34,350
American International Group, Inc. ...................       500         58,687
Chubb Corporation ....................................       600         32,325
SunAmerica, Inc. .....................................       800         30,100
                                                                     ----------
                                                                        155,462

MACHINERY - 1.2%
Deere & Company ......................................       900         39,150

MANUFACTURING - 1.6%
Illinois Tool Works, Inc. ............................       600         48,975

MEDICAL INSTRUMENTS - 5.2%
Boston Scientific Corporation* .......................       600         37,050
Guidant Corporation ..................................     1,300         79,950
Medtronics, Inc. .....................................       250         15,563
St. Jude Medical, Inc.* ..............................     1,200         40,050
                                                                     ----------
                                                                        172,613

OIL & GAS EXPLORATION - 2.6%
Anadarko Petroleum Corporation .......................       500         28,063
Apache Corporation ...................................       600         20,100
Sonat, Inc. ..........................................       700         38,150
                                                                     ----------
                                                                         86,313

PACKAGING & CONTAINERS - 0.8%
Sealed Air Corporation* ..............................       600         24,675

PHARMACEUTICALS - 6.7%
Dura Pharmaceuticals, Inc.* ..........................       700         25,025
Johnson & Johnson ....................................     1,300         68,738
Merck & Company, Inc. ................................       900         75,825
Schering-Plough Corporation ..........................       700         50,925
                                                                     ----------
                                                                        220,513

POLLUTION CONTROL - 1.1%
United States Filter Corporation* ....................     1,200         37,050

RESTAURANTS - 2.1%
Landry's Seafood Restaurants* ........................     1,100         17,463
Papa John's International, Inc.* .....................       750         19,781
Starbuck's Corporation* ..............................     1,100         32,587
                                                                     ----------
                                                                         69,831

RETAIL TRADE - 7.9%
Dayton Hudson Corporation ............................     1,100         45,925
Kohl's Corporation* ..................................       600         25,425
Nine West Group, Inc.* ...............................       400         17,900
Petsmart, Inc.* ......................................       800         16,200
Staples, Inc.* .......................................     1,200         24,150


                                                         NUMBER OF       MARKET
COMMON STOCKS (continued)                                 SHARES         VALUE
--------------------------------------------------------------------------------

RETAIL TRADE, CONTINUED
TJX Companies, Inc. ..................................       700        $29,925
Tiffany & Company ....................................       600         22,800
Toys `R' Us, Inc.* ...................................     1,100         30,800
Walgreens Company ....................................     1,100         46,062
                                                                     ----------
                                                                        259,187

SEMICONDUCTORS - 7.3%
Analog Devices, Inc.* ................................     1,000         22,500
Applied Materials, Inc.* .............................       700         32,462
Intel Corporation ....................................       600         83,475
KLA Instruments Corporation* .........................       900         32,850
Novellus Systems, Inc.* ..............................       500         34,500
Xilinx, Inc.* ........................................       700         34,125
                                                                     ----------
                                                                        239,912

TELECOMMUNICATIONS - 0.9%
ADC Telecommunications, Inc.* ........................     1,100         29,562

TEXTILES--APPAREL - 2.0%
Jones Apparel Group, Inc. ............................       900         33,412
Tommy Hilfiger Corporation* ..........................       600         31,350
                                                                     ----------
                                                                         64,762

TOOLS - 1.6%
Snap-On, Inc. ........................................     1,400         54,250

TOYS & SPORTING GOODS - 0.6%
Mattel, Inc. .........................................       800         19,200

TRANSPORTATION - 0.7%
Illinois Central Corporation .........................       700         22,050

UTILITITES - 0.6%
Consolidated Natural Gas Company .....................       400         20,150
                                                                     ----------
Total common stocks - 89.5% ..........................                2,944,419
Cash and other assets, less liabilities - 10.5% ......                  344,687
                                                                     ----------
Total net assets - 100.0% ............................               $3,289,106
                                                                     ==========


-------------------
SECURITY ULTRA FUND
-------------------

COMMON STOCKS
-------------

ADVERTISING - 1.4%
Omincom Group, Inc. ..................................    19,000       $947,625

BANKS & TRUSTS - 3.2%
State Street Boston Corporation ......................    18,000      1,248,750
Northern Trust Corporation ...........................    26,000        975,000
                                                                     ----------
                                                                      2,223,750

BEVERAGES - 2.4%
Coca-Cola Enterprises, Inc. ..........................    28,600      1,640,925


                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------
                                       24

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
MARCH 31, 1997
(UNAUDITED)

-------------------------------
SECURITY ULTRA FUND (continued)
-------------------------------

                                                         NUMBER OF       MARKET
COMMON STOCKS (continued)                                 SHARES         VALUE
--------------------------------------------------------------------------------

BIOTECHNOLOGY - 2.7%
Amgen, Inc.* .........................................    12,500       $698,438
Biogen, Inc.* ........................................    17,200        642,850
Centocor, Inc.* ......................................    16,000        488,000
                                                                     ----------
                                                                      1,829,288

BROKERAGE - 1.8%
Schwab (Charles) Corporation .........................    39,000      1,243,125

BUSINESS SERVICES - 1.6%
Cambridge Technology Partners, Inc.* .................    26,000        601,250
Paychex, Inc. ........................................    12,500        514,063
                                                                     ----------
                                                                      1,115,313

CHEMICALS--SPECIALTY - 2.4%
Praxxair, Inc. .......................................    21,000        942,375
Sigma-Aldrich Corporation ............................    22,000        679,250
                                                                     ----------
                                                                      1,621,625

COMPUTER SOFTWARE - 8.3%
BMC Software, Inc.* ..................................    25,000      1,153,125
Cadence Design Systems, Inc.* ........................    20,250        696,093
Electronics for Imaging, Inc.* .......................    18,000        717,750
HBO & Company ........................................    15,500        736,250
Parametric Technology Corporation* ...................    15,000        676,875
Peoplesoft, Inc.* ....................................    23,000        920,000
Project Software & Development* ......................    14,500        464,000
Wind River Systems* ..................................    12,750        301,218
                                                                     ----------
                                                                      5,665,311

COMPUTER SYSTEMS - 4.0%
Dell Computer Corporation* ...........................    11,500        777,687
Encad, Inc.* .........................................    24,500        731,937
SCI Systems, Inc.* ...................................    17,500        885,938
Sanmina Corporation* .................................     7,000        313,250
                                                                     ----------
                                                                      2,708,812

CONSUMER SERVICES - 1.5%
Apollo Group, Inc.* ..................................    15,000        367,500
Stewart Enterprises, Inc. (Cl.A) .....................    17,500        638,750
                                                                     ----------
                                                                      1,006,250

CONSUMER STAPLES - 0.9%
Rexall Sundown, Inc.* ................................    25,000        640,625

ELECTRONIC--INSTRUMENTS - 0.5%
Perkin-Elmer Corporation .............................     5,300        341,187

ENTERTAINMENT - 2.3%
Circus Circus Enterprises, Inc.* .....................    25,000        650,000
Mirage Resorts, Inc.* ................................    45,000        956,250
                                                                     ----------
                                                                      1,606,250

FINANCIAL SERVICES - 2.1%
Franklin Resources, Inc. .............................    28,000      1,428,000


                                                         NUMBER OF       MARKET
COMMON STOCKS (continued)                                 SHARES         VALUE
--------------------------------------------------------------------------------

HEALTH CARE - 3.3%
Cardinal Health, Inc. ................................    24,000     $1,305,000
Parexel International Corporation* ...................    16,000        368,000
Quintiles Transnational Corporation* .................    11,100        598,012
                                                                     ----------
                                                                      2,271,012

HEALTH CARE--HMO - 1.5%
Oxford Health Plans, Inc.* ...........................    17,100      1,002,487

HOTEL/MOTEL - 0.5%
Promus Hotel Corporation* ............................    11,000        365,750

HOUSEHOLD PRODUCTS - 0.5%
Dial Corporation .....................................    22,000        354,750

INSURANCE - 3.3%
Aflac, Inc. ..........................................    27,500      1,031,250
SunAmerica, Inc. .....................................    32,000      1,204,000
                                                                     ----------
                                                                      2,235,250

INVESTMENT MANAGEMENT - 0.7%
T. Rowe Price Associates .............................    13,700        508,613

MANUFACTURING - 1.3%
Illinois Tool Works, Inc. ............................    10,500        857,063

MEDICAL INSTRUMENTS - 1.4%
Guidant Corporation ..................................    15,500        953,250

MEDICAL PRODUCTS - 0.7%
Hologic, Inc.* .......................................    19,500        475,313

OFFICE EQUIPMENT & SUPPLIES - 2.0%
Checkpoint Systems, Inc. .............................    16,500        282,563
Diebold, Inc. ........................................    16,500        620,812
Viking Office Products, Inc.* ........................    23,000        445,625
                                                                     ----------
                                                                      1,349,000

OIL & GAS DRILLING - 2.4%
Ensco International, Inc.* ...........................    17,500        861,875
Noble Affiliates, Inc. ...............................    20,000        755,000
                                                                     ----------
                                                                      1,616,875

OIL & GAS EQUIPMENT & SERVICES - 3.9%
BJ Services Company* .................................     9,000        430,875
Global Marine, Inc.* .................................    42,000        903,000
Smith International, Inc.* ...........................    10,000        456,250
Tidewater, Inc. ......................................    15,000        690,000
Varco International, Inc.* ...........................     8,000        200,000
                                                                     ----------
                                                                      2,680,125

OIL & GAS EXPLORATION - 2.2%
Anadarko Petroleum Corporation .......................    11,400        639,825
Sonat, Inc. ..........................................    16,500        899,250
                                                                     ----------
                                                                      1,539,075

PACKAGING & CONTAINERS - 0.6%
Sealed Air Corporation* ..............................    10,500        431,813


                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------
                                       25

STATEMENTS OF NET ASSETS
--------------------------------------------------------------------------------
MARCH 31, 1997
(UNAUDITED)

-------------------------------
SECURITY ULTRA FUND (continued)
-------------------------------

                                                         NUMBER OF       MARKET
COMMON STOCKS (continued)                                 SHARES         VALUE
--------------------------------------------------------------------------------

PHARMACEUTICALS - 2.8%
Dura Pharmaceuticals, Inc.* ..........................    36,000     $1,287,000
Jones Medical Industries, Inc. .......................    12,500        300,000
Medicis Pharmaceuticals Corporation ..................    10,500        312,375
                                                                     ----------
                                                                      1,899,375

POLLUTION CONTROL - 1.9%
United States Filter Corporation* ....................    16,500        509,438
United Waste Systems, Inc.* ..........................    21,000        782,250
                                                                     ----------
                                                                      1,291,688

RESTAURANTS - 1.5%
Landry's Seafood Restaurants, Inc.* ..................    29,500        468,313
Papa John's International, Inc.* .....................    22,125        583,546
                                                                     ----------
                                                                      1,051,859

RETAIL - 6.4%
Bed Bath & Beyond, Inc.* .............................    16,000        387,000
Consolidated Stores Corporation ......................    16,000        564,000
Dollar General Corporation ...........................    25,000        781,250
Kohl's Corporation* ..................................    20,000        847,500
Nine West Group, Inc.* ...............................    12,000        537,000
Staples, Inc* ........................................    46,375        933,297
Tiffany & Company ....................................     8,000        304,000
                                                                     ----------
                                                                      4,354,047

SEMICONDUCTORS - 8.0%
Altera Corporation* ..................................    22,000        946,000
Analog Devices, Inc.* ................................    36,666        824,985
Cymer, Inc.* .........................................     8,500        304,938
KLA Instruments Corporation* .........................    22,000        803,000
Linear Technology Corporation* .......................    18,000        796,500
Novellus Systems, Inc.* ..............................    13,000        897,000
Xilinx, Inc* .........................................    18,000        877,500
                                                                     ----------
                                                                      5,449,923


                                                         NUMBER OF       MARKET
COMMON STOCKS (continued)                                 SHARES         VALUE
--------------------------------------------------------------------------------

TELECOMMUNICATIONS - 0.4%
ADC Telecommunications, Inc.* ........................    11,000       $295,625

TEXTILES--APPAREL - 1.6%
Tommy Hilfiger Corporation* ..........................    11,500        600,875
Jones Apparel Group, Inc. ............................    13,000        482,625
                                                                     ----------
                                                                      1,083,500

TOOLS - 1.1%
Snap-On, Inc. ........................................    20,250        784,687

TRANSPORTATION - 0.7%
Illinois Central Corporation .........................    15,000        472,500
                                                                     ----------
Total common stocks - 83.8% ..........................               57,341,666

Cash and other assets, less liabilities - 16.2% ......               11,080,139
                                                                     ----------
Total net assets - 100.0% ............................              $68,421,805
                                                                     ==========

The identified cost of investments owned at March 31, 1997, was the same for federal income tax and financial statement purposes.

*Securities on which no cash dividend was paid during the preceding twelve months.

ADR - (American Depositary Receipt)

(1) Principal amount on foreign bond is reflected in local currency (e.g., Japanese yen) while market value is reflected in U.S. dollars.

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------
                                       26

BALANCE SHEETS
--------------------------------------------------------------------------------
MARCH 31, 1997
(UNAUDITED)

                                                                              SECURITY EQUITY FUND
                                                           -------------------------------------------------------------
                                              SECURITY                                         ASSET         SOCIAL        SECURITY
                                             GROWTH AND        EQUITY          GLOBAL        ALLOCATION     AWARENESS       ULTRA
                                             INCOME FUND       SERIES          SERIES          SERIES        SERIES         FUND
                                             ---------------------------------------------------------------------------------------
ASSETS

Investments, at value (identified
  cost $65,104,785, $471,902,761,
  $26,898,645, $6,621,740, $3,027,893
  and $49,626,171, respectively) ..........   $75,594,550    $639,613,125    $29,179,954    $6,656,626    $2,944,419    $57,341,666
Cash ......................................       453,382      20,281,124      2,207,120           349       560,146     11,503,954
Receivables:
  Fund shares sold ........................        35,894         995,319         90,158        25,673        43,693         30,238
  Securities sold .........................     2,435,329              --        954,715            --        32,709        825,042
  Forward foreign exchange contracts ......            --              --          5,033            --            --             --
  Interest ................................        84,070          88,351          7,078        19,280         2,263         27,748
  Dividends ...............................       301,894         790,067         85,140         4,502         1,772         23,903
  Miscellaneous ...........................            --              --             --         9,968        15,738             --
  Foreign taxes recoverable ...............            --              --         22,511         1,253            --             --
                                             ------------    ------------   ------------  ------------  ------------   ------------
           Total assets ...................   $78,905,119    $661,767,986    $32,551,709    $6,717,651    $3,600,740    $69,752,551
                                             ============    ============   ============  ============  ============   ============

LIABILITIES AND NET ASSETS
Liabilities:
 Payable for:
  Securities purchased ....................    $2,829,446        $615,832       $816,232       $39,251      $307,556       $726,659
  Fund shares redeemed ....................        57,178       1,616,462          5,669           ---           ---        410,582
  Forward exchange contracts ..............            --              --          7,019            --            --             --
 Other Liabilities:
  Management fees .........................        84,397         605,356         49,942        13,484            --         80,204
  Custodian fees ..........................            --              --             --            --           214             --
  Transfer and administration fees ........            --              --             --         4,601           590             --
  Professional fees .......................            --              --             --         3,536            --             --
  12b-1 distribution plan fees ............         3,239          52,540          7,653         2,898         1,567          3,801
  Variation margin payable ................            --              --             --            --            --        109,500
  Miscellaneous fees ......................            --              --             --         1,655         1,707             --
                                             ------------    ------------   ------------  ------------  ------------   ------------
    Total liabilities .....................     2,974,260       2,890,190        886,515        65,425       311,634      1,330,746

Net Assets:
  Paid in capital .........................    59,101,750     461,328,036     28,499,178     6,227,177     3,481,296     58,487,214
  Undistributed net investment income (loss)      272,396       1,036,678       (224,909)       24,303        (4,846)      (247,345)
  Accumulated undistributed net realized
    gain (loss) on sale of investments,
    futures and foreigncurrency transactions    6,066,948      28,802,718      1,120,576       365,932      (103,870)     2,752,004
  Net unrealized appreciation (depreciation)
    in value of investments, futures and
    translation of assets and liabilities
    in foreign currency ...................    10,489,765     167,710,364      2,270,349        34,814       (83,474)     7,429,932
                                             ------------    ------------   ------------  ------------  ------------   ------------
      Net assets ..........................    75,930,859     658,877,796     31,665,194     6,652,226     3,289,106     68,421,805
                                             ------------    ------------   ------------  ------------  ------------   ------------
        Total liabilities and net assets ..   $78,905,119    $661,767,986    $32,551,709    $6,717,651    $3,600,740    $69,752,551
                                             ============    ============   ============  ============  ============   ============

CLASS "A" SHARES
  Capital shares outstanding ..............     8,453,267      82,720,343      1,850,681       289,192        99,799      9,123,631
  Net assets ..............................   $72,149,981    $600,067,470    $22,017,841    $3,234,990    $1,430,821    $64,007,175
  Net asset value per share (net assets
    divided by shares outstanding) ........         $8.54           $7.25         $11.90        $11.19        $14.34          $7.02
  Add: Selling commission (5.75% of the
    offering price) .......................         $0.52           $0.44          $0.73         $0.68         $0.87          $0.43
                                             ------------    ------------   ------------  ------------  ------------   ------------
  Offering price per share (net asset value
    divided by 94.25%) ....................         $9.06           $7.69         $12.63        $11.87        $15.21          $7.45
                                             ============    ============   ============  ============  ============   ============

CLASS "B" SHARES
  Capital shares outstanding ..............       449,200       8,312,485        827,488       307,412       130,076        649,744
  Net assets ..............................    $3,780,878     $58,810,326     $9,647,353    $3,417,236    $1,858,285     $4,414,630
  Net asset value per share
    (net assets divided
    by shares outstanding) ................         $8.42           $7.08         $11.66        $11.12        $14.29          $6.79
                                             ============    ============   ============  ============  ============   ============




                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------
                                       27

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED
MARCH 31, 1997
(UNAUDITED)

                                                                              SECURITY EQUITY FUND
                                                           -------------------------------------------------------------
                                              SECURITY                                         ASSET         SOCIAL        SECURITY
                                             GROWTH AND        EQUITY          GLOBAL        ALLOCATION     AWARENESS       ULTRA
                                             INCOME FUND       SERIES          SERIES          SERIES        SERIES*        FUND
                                             ---------------------------------------------------------------------------------------
Investment Income:
  Dividends ...............................      $691,035      $4,556,233       $214,269       $42,018        $8,158       $105,238
  Interest ................................       507,250         575,729         40,963        49,809         6,749        154,140
                                             ------------    ------------   ------------  ------------  ------------   ------------
                                                1,198,285       5,131,962        255,232        91,827        14,907        259,378
    Less foreign tax expense ..............            --             --         (23,862)       (1,124)           --             --
                                             ------------    ------------   ------------  ------------  ------------   ------------
    Total investment income ...............     1,198,285       5,131,962        231,370        90,703        14,907        259,378

Expenses:
  Management fees .........................       488,268       3,407,298        289,193        28,710        10,785        486,111
  Custodian fees ..........................            --              --             --         2,421         1,143             --
  Transfer/maintenance fees ...............            --              --             --         3,521           860             --
  Administration fees .....................            --              --             --        23,877           972             --
  Directors' fees .........................            --              --             --           308           114             --
  Professional fees .......................            --              --             --         3,161         1,080             --
  Reports to shareholders .................            --              --             --           295            19             --
  Registration fees .......................            --              --             --         5,243         9,157             --
  Other expenses ..........................            --              --             --           632           509             --
  12b-1 distribution plan fees (Class B) ..        15,298         261,527         41,936        16,503         5,899         20,612
  Reimbursement of expenses ...............            --              --             --       (21,552)      (10,785)            --
                                             ------------    ------------   ------------  ------------  ------------   ------------
    Total expenses ........................       503,566       3,668,825        331,129        63,119        19,753        506,723
                                             ------------    ------------   ------------  ------------  ------------   ------------
      Net investment income (loss) ........       694,719       1,463,137        (99,759)       27,584        (4,846)      (247,345)

NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) during the period on:
  Investments .............................     6,220,879      36,868,278      1,230,114       372,660      (103,870)     3,523,977
  Foreign currency transactions ...........            --              --         89,839           (64)           --             --
                                             ------------    ------------   ------------  ------------  ------------   ------------
    Net realized gain (loss) ..............     6,220,879      36,868,278      1,319,953       372,596      (103,870)     3,523,977

 Net change in unrealized appreciation
 (depreciation) during the period on:
  Investments .............................    (4,732,237)     (4,965,231)       258,357       (91,203)      (83,474)    (9,974,473)
  Translation of assets and liabilities in
    foreign currencies ....................            --              --        (10,960)          (61)           --             --
  Futures contracts .......................            --              --             --            --            --        285,562
                                             ------------    ------------   ------------  ------------  ------------   ------------
    Net unrealized appreciation
    (depreciation) ........................    (4,732,237)     (4,965,231)       247,397       (91,264)      (83,474)    (9,688,911)
                                             ------------    ------------   ------------  ------------  ------------   ------------
       Net gain (loss) ....................     1,488,642      31,903,047      1,567,350       281,332      (187,344)    (6,164,934)
                                             ------------    ------------   ------------  ------------  ------------   ------------
         Net increase (decrease) in net
           assets resulting from operations    $2,183,361     $33,366,184     $1,467,591      $308,916     $(192,190)   $(6,412,279)
                                             ============    ============   ============  ============  ============   ============

*Period November 1, 1996 (inception) through March 31, 1997.



                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------
                                       28

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED
MARCH 31, 1997
(UNAUDITED)

                                                                              SECURITY EQUITY FUND
                                                           -------------------------------------------------------------
                                              SECURITY                                         ASSET         SOCIAL        SECURITY
                                             GROWTH AND        EQUITY          GLOBAL        ALLOCATION     AWARENESS       ULTRA
                                             INCOME FUND       SERIES          SERIES          SERIES        SERIES*        FUND
                                             ---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
  Net investment income (loss) ..............    $694,719      $1,463,137       $(99,759)      $27,584       $(4,846)     $(247,345)
  Net realized gain (loss) ..................   6,220,879      36,868,278      1,319,953       372,596      (103,870)     3,523,977
  Unrealized appreciation
  (depreciation)
  during the period .........................  (4,732,237)     (4,965,231)       247,397       (91,264)      (83,474)    (9,688,911)
                                             ------------   -------------   ------------   -----------   -----------   ------------
    Net increase (decrease) in net
      assets resulting from operations ......   2,183,361      33,366,184      1,467,591       308,916      (192,190)    (6,412,279)

Distributions to shareholders from:

  Net investment income
    Class A .................................    (592,251)     (3,155,322)      (524,784)      (63,009)           --             --
    Class B .................................     (12,770)             --       (272,215)      (52,830)           --             --
  Net realized gain
    Class A .................................  (5,648,304)    (49,869,439)    (1,243,269)      (61,070)           --     (5,180,780)
    Class B .................................    (232,549)     (4,463,902)      (515,069)      (73,554)           --       (326,155)
                                             ------------   -------------   ------------   -----------   -----------   ------------
    Total distributions to shareholders .....  (6,485,874)    (57,488,663)    (2,555,337)     (250,463)           --     (5,506,935)

CAPITAL SHARE TRANSACTIONS (A):

  Proceeds from sale of shares
    Class A .................................   2,880,625     131,937,085      2,978,950       851,931     1,560,330     15,997,022
    Class B .................................   1,652,118      61,661,540      2,720,268       758,871     1,974,207      3,220,779
  Dividends reinvested
    Class A .................................   5,739,367      49,656,221      1,808,604       122,613            --      4,973,700
    Class B .................................     237,811       4,431,044        714,502       124,004            --        326,142
  Shares redeemed
    Class A .................................  (5,652,383)   (135,701,733)    (1,653,670)     (211,586)      (53,241)   (19,986,314)
    Class B .................................    (144,460)    (43,486,558)      (744,226)     (282,232)           --     (1,118,745)
                                             ------------   -------------   ------------   -----------   -----------   ------------
      Net increase from capital share
        transactions ........................   4,713,078      68,497,599      5,824,428     1,363,601     3,481,296      3,412,584
                                             ------------   -------------   ------------   -----------   -----------   ------------
        Total increase (decrease)
          in net assets .....................     410,565      44,375,120      4,736,682     1,422,054     3,289,106     (8,506,630)

NET ASSETS:

  Beginning of period .......................  75,520,294     614,502,676     26,928,512     5,230,172            --     76,928,435
                                             ------------   -------------   ------------   -----------   -----------   ------------
  End of period ............................. $75,930,859    $658,877,796    $31,665,194    $6,652,226    $3,289,106    $68,421,805
                                             ============    ============   ============  ============  ============   ============

Undistributed net investment
  income (loss) at end
  of period .................................    $272,396      $1,036,678      $(224,909)      $24,303       $(4,846)     $(247,345)
                                             ============    ============   ============  ============  ============   ============

 (a) Shares issued and redeemed
     Shares sold
       Class A ..............................     318,537      17,293,489        245,047        75,384       103,213      2,074,954
       Class B ..............................      27,800       8,279,799        228,272        67,858       130,076        417,009
     Dividends reinvested
       Class A ..............................     662,038       6,886,179        157,805        11,078            --        656,941
       Class B ..............................     186,083         628,339         63,438        11,246            --         44,428
     Shares redeemed
       Class A ..............................    (626,732)    (17,849,311)      (134,394)      (18,684)       (3,414)    (2,602,956)
       Class B ..............................     (16,129)     (5,871,179)       (62,464)      (25,103)           --       (147,693)
                                             ------------   -------------   ------------   -----------   -----------   ------------
     Net increase (decrease) ................     551,597       9,367,316        497,704       121,779       229,875        442,683
                                             ============    ============   ============  ============  ============   ============


  *Period November 1, 1996 (inception) through March 31, 1997


                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------
                                       29

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1996


                                                                         SECURITY EQUITY FUND
                                                           ----------------------------------------------
                                              SECURITY                                         ASSET        SECURITY
                                             GROWTH AND        EQUITY          GLOBAL        ALLOCATION      ULTRA
                                             INCOME FUND       SERIES          SERIES          SERIES        FUND
                                             ------------------------------------------------------------------------

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
Net investment income (loss) ................. $1,481,389      $3,642,879       $(42,350)      $84,407     $(439,871)
Net realized gain ............................  6,097,347      54,909,397      2,667,735       252,773     7,865,014
Unrealized appreciation during the year ......  5,572,992      59,008,440      1,091,782        49,605     2,292,201
                                             ------------   -------------   ------------   -----------   -----------
  Net increase in net assets resulting
    from operations .......................... 13,151,728     117,560,716      3,717,167       386,785     9,717,344

DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income
  Class A .................................... (1,303,374)     (4,154,225)      (357,503)      (59,841)           --
  Class B ....................................    (16,567)        (64,778)       (72,239)      (50,821)           --
Net realized gain
  Class A .................................... (2,290,075)    (33,371,334)      (224,880)      (30,468)   (7,109,009)
  Class B ....................................    (44,993)     (1,836,652)       (77,719)      (31,088)     (500,515)
                                             ------------   -------------   ------------   -----------   -----------
    Total distributions to shareholders ...... (3,655,009)    (39,426,989)      (732,341)     (172,218)   (7,609,524)

CAPITAL SHARE TRANSACTIONS (A):

Proceeds from sale of shares
  Class A ....................................  3,975,290     299,520,899      5,778,490       682,087    27,602,365
  Class B ....................................  1,200,271      93,534,094      2,179,465     1,119,612     3,050,423
Dividends reinvested
  Class A ....................................  3,265,411      34,973,081        570,969        89,987     6,772,088
  Class B ....................................     60,327       1,882,247        149,212        81,908       500,487
Shares redeemed
  Class A ....................................(10,667,756)   (273,412,317)    (5,192,505)     (337,484)  (28,420,959)
  Class B ....................................   (369,561)    (79,755,552)    (1,236,321)      (55,397)   (6,164,145)
                                             ------------   -------------   ------------   -----------   -----------
    Net increase (decrease)
      from capital share
      transactions ........................... (2,536,018)     76,742,452      2,249,310     1,580,713     3,340,259
                                             ------------   -------------   ------------   -----------   -----------
       Total increase in net assets ..........  6,960,701     154,876,179      5,234,136     1,795,280     5,448,079

NET ASSETS:

  Beginning of year .......................... 68,559,593     459,626,497     21,694,376     3,434,892    71,480,356
                                             ------------   -------------   ------------   -----------   -----------
  End of year ................................$75,520,294    $614,502,676    $26,928,512    $5,230,172   $76,928,435
Undistributed net investment income
  at end of year .............................   $182,698      $2,728,863       $671,849      $112,622           $--
                                             ============    ============   ============  ============  ============
  (a) Shares issued and redeemed
      Shares sold
        Class A ..............................    474,232      43,657,565        491,586        63,688     3,632,551
        Class B ..............................    143,440      13,771,902        186,645       104,927       412,321
      Dividends reinvested
        Class A ..............................    404,486       5,483,525         52,399         8,801       996,776
        Class B ..............................      7,601         300,151         13,842         8,014        75,103
      Shares redeemed
        Class A .............................. (1,281,262)    (39,986,054)      (447,772)      (31,916)   (3,688,397)
        Class B ..............................    (43,575)    (11,797,000)      (107,952)       (5,145)     (820,769)
                                             ------------   -------------   ------------   -----------   -----------
          Net increase (decrease) ............   (295,078)     11,430,089        188,748       148,369       607,585
                                             ============    ============   ============  ============  ============


                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------
                                       30

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK
OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY GROWTH AND INCOME FUND (CLASS A)(b)

                                                                      FISCAL PERIOD ENDED SEPTEMBER 30
                                              --------------------------------------------------------------------------------
                                              1997(g)(i)      1996(g)       1995(g)       1994(c)        1993          1992
                                              ----------    ----------    ----------    ----------    ----------    ----------
PER SHARE DATA
Net Asset Value Beginning of Period .......     $9.05        $7.93         $6.96          $7.84         $7.13         $7.31

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .....................      0.082        0.18          0.16           0.13          0.21          0.35
Net Gain (Loss) on Securities
  (realized & unrealized) .................      0.188        1.373         1.183         (0.713)        0.876        (0.016)
                                              ----------    ----------    ----------    ----------    ----------    ----------
Total from Investment Operations ..........      0.270        1.553         1.343         (0.583)        1.086         0.334

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ....     (0.072)      (0.158)       (0.158)        (0.128)       (0.218)       (0.343)
Distributions (from Capital Gains) ........     (0.708)      (0.275)       (0.215)        (0.169)       (0.158)       (0.171)
                                              ----------    ----------    ----------    ----------    ----------    ----------
  Total Distributions .....................     (0.780)      (0.433)       (0.373)        (0.297)       (0.376)       (0.514)
                                              ----------    ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE END OF PERIOD .............     $8.54        $9.05         $7.93          $6.96         $7.84         $7.13
                                              ==========    ==========    ==========    ==========    ==========    ==========
TOTAL RETURN (a) ..........................      2.89%       20.31%        20.25%         (7.6%)        15.6%          4.7%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ......    $72,150      $73,273       $67,430         $65,328       $81,982      $75,436
Ratio of Expenses to Average Net Assets ...      1.26%        1.29%         1.31%          1.28%         1.26%         1.27%
Ratio of Net Income (Loss) to Average
  Net Assets ..............................      1.83%        2.09%         2.21%          1.70%         2.80%         4.79%
Portfolio Turnover Rate ...................        99%          69%         130%            163%          135%          74%
Average Commission Paid Per
  Equity Shares Traded ....................    $0.0580      $0.0625          --              --            --           --


SECURITY GROWTH AND INCOME FUND (CLASS B)


                                                                 FISCAL PERIOD ENDED SEPTEMBER 30
                                                ----------------------------------------------------
                                                1997(g)(i)      1996(g)       1995(g)       1994(c)
                                                ----------    ----------    ----------    ----------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD .......      $8.94          $7.85        $6.90         $7.83
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income .....................       0.032          0.09         0.08          0.05
Net Gain (Loss) on Securities
(realized & unrealized) ...................       0.188          1.353        1.179        (0.694)
                                                ----------    ----------    ----------    ----------
  Total from Investment Operations ........       0.220          1.443        1.259        (0.644)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ....      (0.032)        (0.078)      (0.094)       (0.117)
Distributions (from Capital Gains) ........      (0.708)        (0.275)      (0.215)       (0.169)
                                                ----------    ----------    ----------    ----------
  Total Distributions .....................      (0.740)        (0.353)      (0.309)       (0.286)
                                                ----------    ----------    ----------    ----------
NET ASSET VALUE END OF PERIOD .............      $8.42           $8.94        $7.85         $6.90
                                                ==========    ==========    ==========    ==========
TOTAL RETURN (a) ..........................       2.35%          19.01%       19.07%        (8.0%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ......      $3,781         $2,247       $1,130         $668
Ratio of Expenses to Average Net Assets ...       2.26%          2.29%        2.31%         2.27%
Ratio of Net Income (Loss) to Average
  Net Assets ..............................       0.85%          1.09%        1.21%         1.03%
Portfolio Turnover Rate ...................        99%            69%          130%          178%
Average Commission Paid Per Equity
  Shares Traded ...........................       $0.0580       $0.0625         --            --

                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------
                                       31

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK
OUTSTANDING THROUGHOUT EACH PERIOD


SECURITY EQUITY SERIES (CLASS A)

                                                                    FISCAL PERIOD ENDED SEPTEMBER 30
                                           --------------------------------------------------------------------------------
                                           1997(g)(i)      1996(g)      1995(g)        1994(c)        1993          1992
                                           ----------    ----------    ----------    ----------    ----------    ----------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ......   $7.54         $6.55         $5.54          $6.73        $5.86         $5.82

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ....................   0.02           0.05          0.04           0.05         0.12          0.09
Net Gain (Loss) on Securities
  (realized & unrealized) ................   0.379          1.482         1.377          0.085        1.165         0.475
                                           ----------    ----------    ----------    ----------    ----------    ----------
Total from Investment Operations .........   0.399          1.532         1.417          0.135        1.285         0.565

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ...  (0.041)        (0.060)          --          (0.120)      (0.053)       (0.132)
Distributions (from Capital Gains) .......  (0.648)        (0.482)       (0.407)        (1.205)       (.362)       (0.393)
                                           ----------    ----------    ----------    ----------    ----------    ----------
  Total Distributions ....................  (0.689)        (0.542)       (0.407)        (1.325)      (0.415)       (0.525)
                                           ----------    ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE END OF PERIOD ............   $7.25         $7.54         $6.55          $5.54        $6.73         $5.86
                                           ----------    ----------    ----------    ----------    ----------    ----------
TOTAL RETURN (a) .........................    5.34%        24.90%        27.77%          1.95%       22.70%        10.20%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .....  $600,067      $575,680      $440,339      $358,237      $375,565      $313,582
Ratio of Expenses to Average Net Assets ..    1.03%         1.04%         1.05%         1.06%         1.06%         1.06%
Ratio of Net Income (Loss) to Average
  Net Assets .............................    0.52%         0.75%         0.87%         0.86%         1.95%         1.48%
Portfolio Turnover Rate ..................     72%            64%           95%           79%           95%           83%
Average Commission Paid Per Equity
  Shares Traded ..........................  $0.0600        $0.0609          --            --            --            --



SECURITY EQUITY SERIES (CLASS B)

                                                        FISCAL PERIOD ENDED SEPTEMBER 30
                                               ----------------------------------------------------
                                               1997(g)(i)      1996(g)       1995(g)      1994(c)
                                               ----------    ----------    ----------    ----------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ......       $7.36          $6.43         $5.49       $6.81

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) .............       (.02)          (0.02)        (0.01)       0.01
Net Gain (Loss) on Securities
  (realized & unrealized) ................       0.388          1.449         1.357       (0.005)
                                               ----------    ----------    ----------    ----------
Total from Investment Operations .........       0.368          1.429         1.347        0.005

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ...          --          (0.017)          --       (0.12)
Distributions (from Capital Gains) .......       (0.648)        (0.482)       (0.407)     (1.205)
                                               ----------    ----------    ----------    ----------
  Total Distributions ....................       (0.648)        (0.499)       (0.407)     (1.325)

NET ASSET VALUE END OF PERIOD ............       $7.08          $7.36         $6.43       $5.49
                                               ==========    ==========    ==========    ==========

TOTAL RETURN(a) ..........................        5.03%          23.57%        26.69%      (0.15%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .....       $58,810        $38,822       $19,288     $7,452
Ratio of Expenses to Average Net Assets ..         2.04%          2.04%         2.05%       2.07%
Ratio of Net Income (Loss) to Average
  Net Assets .............................        (0.47%)        (0.13%)       (0.01%)
Portfolio Turnover Rate ..................          72%            64%           95%         80%
Average Commission Paid Per Equity
  Shares Traded ..........................       $0.0600        $0.0609          --          --


                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------
                                       32

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK
OUTSTANDING THROUGHOUT EACH PERIOD


SECURITY GLOBAL SERIES (CLASS A)

                                                      FISCAL PERIOD ENDED SEPTEMBER 30
                                           ----------------------------------------------------
                                            1997(i)       1996(g)        1995(g)       1994(c)
                                           ----------    ----------    ----------    ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ......  $12.42        $10.94          $10.84       $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) .............  (0.03)          0.01          (0.02)        (0.03)
Net Gain (Loss) on Securities
  (realized & unrealized) ................   0.669          1.874          0.31          0.87
                                           ----------    ----------    ----------    ----------
Total from Investment Operations .........   0.639          1.884          0.29          0.84

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ...  (0.376)        (0.248)         --             --
Distributions (from Capital Gains) .......  (0.783)        (0.156)        (0.19)          --
                                           ----------    ----------    ----------    ----------
  Total Distributions ....................  (1.159)        (0.404)        (0.19)          --
                                           ----------    ----------    ----------    ----------
NET ASSET VALUE END OF PERIOD ............  $11.90         $12.42         $10.94        $10.84
                                           ==========    ==========    ==========    ==========
TOTAL RETURN (a) .........................   5.50%         17.73%          2.80%         8.40%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .....  $22,018        $19,644        $16,261       $20,128
Ratio of Expenses to Average Net Assets ..   2.00%          2.00%          2.00%         2.00%
Ratio of Net Income (Loss) to Average
  Net Assets .............................  (0.21%)        0.07%          (0.17%)       (0.01%)
Portfolio Turnover Rate ..................   138%           142%           141%          73%
Average Commission Paid Per Equity
  Shares Traded ..........................  $0.0116        $0.0338          --           --


SECURITY GLOBAL SERIES (CLASS B)

                                                     FISCAL PERIOD ENDED SEPTEMBER 30
                                           ----------------------------------------------------
                                             1997(i)       1996(g)       1995(g)       1994(c)
                                           ----------    ----------    ----------    ----------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ......   $12.18        $10.74        $10.75        $9.96

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) .............   (0.07)        (0.10)        (0.12)        (0.12)
Net Gain (Loss) on Securities
  (realized & unrealized) ................   0.637         1.841         0.30          0.91
                                           ----------    ----------    ----------    ----------
Total from Investment Operations .........   0.567         1.741         0.18          0.79

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ...   (0.304)       (0.145)         --            --
Distributions (from Capital Gains) .......   (0.783)       (0.156)       (0.19)          --
                                           ----------    ----------    ----------    ----------
Total Distributions ......................   (1.087)       (0.301)       (0.19)          --
                                           ----------    ----------    ----------    ----------
NET ASSET VALUE END OF PERIOD ............   $11.66        $12.18        $10.74        $10.75
                                           ==========    ==========    ==========    ==========
TOTAL RETURN (a) .........................   4.97%         16.57%        1.79%         7.90%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .....   $9,647        $7,285        $5,433        $3,960
Ratio of Expenses to Average Net Assets ..   3.00%         3.00%         3.00%         3.00%
Ratio of Net Income (Loss) to Average
  Net Assets .............................   (0.56%)       (0.93%)       (1.17%)       (0.01%)
Portfolio Turnover Rate ..................   138%          142%          141%          73%
Average Commission Paid Per Equity
  Shares Traded ..........................   $0.0116       $0.0338       --            --


                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------
                                       33

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK
OUTSTANDING THROUGHOUT EACH PERIOD


SECURITY ASSET ALLOCATION SERIES (CLASS A)

                                            FISCAL PERIOD ENDED SEPTEMBER 30
                                          --------------------------------------
                                                                        1995
                                          1997(g)(i)     1996(g)      (e)(f)(g)
                                          ----------    ----------    ----------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD .....   $11.06        $10.54        $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ............   0.08          0.25          0.04
Net Gain (Loss) on Securities
  (realized & unrealized) ...............   0.562         0.765         0.50
                                          ----------    ----------    ----------
Total from Investment Operations ........   0.642         1.015         0.54

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ..   (0.26)        (0.328)       --
Distributions (from Capital Gains) ......   (0.252)       (0.167)       --
                                          ----------    ----------    ----------
  Total Distributions ...................   (0.512)       (0.495)       --
                                          ----------    ----------    ----------
NET ASSET VALUE END OF PERIOD ...........   $11.19        $11.06        $10.54
                                          ==========    ==========    ==========
TOTAL RETURN (a) ........................   5.86%         10.01%        5.40%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ....   $3,235        $2,449        $1,906
Ratio of Expenses to Average Net Assets .   1.38%         2.00%         2.00%
Ratio of Net Income (Loss) to Average
  Net Assets ............................   1.22%         2.32%         1.33%
Portfolio Turnover Rate .................   45%           75%           129%
Average Commission Paid Per Equity
  Shares Traded .........................   $0.0346       $0.0247       --


SECURITY ASSET ALLOCATION SERIES (CLASS B)

                                            FISCAL PERIOD ENDED SEPTEMBER 30
                                          --------------------------------------
                                                                        1995
                                          1997(g)(i)     1996(g)      (e)(f)(g)
                                          ----------    ----------    ----------

PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD .....   $10.97        $10.50        $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ............   0.03          0.14          0.01
Net Gain (Loss) on Securities
  (realized & unrealized) ...............   0.553         0.77          0.49
                                          ----------    ----------    ----------
Total from Investment Operations ........   0.583         0.91          0.50

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ..   (0.181)       (0.273)       --
Distributions (from Capital Gains) ......   (0.252)       (0.167)       --
                                          ----------    ----------    ----------
  Total Distributions ...................   (0.433)       (0.440)       --
NET ASSET VALUE END OF PERIOD ...........   $11.12        $10.97        $10.50
                                          ==========    ==========    ==========
TOTAL RETURN (a) ........................   5.35%         8.97%         5.00%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ....   $3,417        $2,781        $1,529
Ratio of Expenses to Average Net Assets .   2.18%         3.00%         3.00%
Ratio of Net Income (Loss) to Average
  Net Assets ............................   0.43%         1.32%         0.31%
Portfolio Turnover Rate .................   45%           75%           129%
Average Commission Paid Per Equity
  Shares Traded .........................   $0.0346       $0.0247       --


                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------
                                       34

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK
OUTSTANDING THROUGHOUT EACH PERIOD


SECURITY SOCIAL AWARENESS SERIES (CLASS  A)

                                      FISCAL PERIOD ENDED SEPTEMBER 30
                                      --------------------------------
                                              1997(g)(h)(i)
                                              -------------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ..........   $15.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) .................   (0.002)
Net Gain (Loss) on Securities
  (realized & unrealized) ....................   (0.658)
                                               ----------
Total from Investment Operations .............   (0.660)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .......     --
Distributions (from Capital Gains) ...........     --
                                               ----------
  Total Distributions ........................     --
NET ASSET VALUE END OF PERIOD ................   $14.34
                                               ==========
TOTAL RETURN (a) .............................   (4.40%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .........   $1,431
Ratio of Expenses to Average Net Assets ......    1.42%
Ratio of Net Income (Loss) to Average
  Net Assets .................................   (0.04%)
Portfolio Turnover Rate ......................    22%
Average Commission Paid Per Equity
  Shares Traded ..............................   $0.0600


SECURITY SOCIAL AWARENESS SERIES (CLASS B)

                                       FISCAL PERIOD ENDED SEPTEMBER 30
                                       --------------------------------
                                                 1997(g)(h)(i)
                                                 -------------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ..........      $15.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) .................      (0.046)
Net Gain (Loss) on Securities
  (realized & unrealized) ....................      (0.664)
                                                   ----------
Total from Investment Operations .............      (0.710)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .......        --
Distributions (from Capital Gains) ...........        --
                                                   ----------
  Total Distributions ........................        --
NET ASSET VALUE END OF PERIOD ................      $14.29

                                                   ==========
TOTAL RETURN (a) .............................      (4.73%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .........      $1,858
Ratio of Expenses to Average Net Assets ......       2.17%
Ratio of Net Income (Loss) to Average
  Net Assets .................................      (0.79%)
Portfolio Turnover Rate ......................        22%
Average Commission Paid Per Equity
  Shares Traded ..............................      $0.0600


                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------
                                       35

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK
OUTSTANDING THROUGHOUT EACH PERIOD


SECURITY ULTRA FUND (CLASS A)

                                                                         FISCAL PERIOD ENDED SEPTEMBER 30
                                                --------------------------------------------------------------------------------
                                                1997(g)(i)      1996(g)       1995(g)       1994(c)         1993          1992
                                                ----------    ----------    ----------    ----------    ----------    ----------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ..........     $8.25         $8.20         $6.82         $8.13         $6.66         $6.72

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) .................    (0.05)         (0.05)       (0.02)        (0.056)       (0.028)        (0.09)
Net Gain (Loss) on Securities
  (realized & unrealized) ....................    (0.601)        1.096         1.535        (0.188)        1.791         0.202
                                                ----------    ----------    ----------    ----------    ----------    ----------
Total from Investment Operations .............    (0.651)        1.046         1.515        (0.244)        1.763         0.112

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .......      --            --            --            --            --            --
Distributions (from Capital Gains) ...........    (0.579)       (0.996)       (0.135)       (1.066)       (0.293)       (0.172)
                                                ----------    ----------    ----------    ----------    ----------    ----------
  Total Distributions ........................    (0.579)       (0.996)       (0.135)       (1.066)       (0.293)       (0.172)
                                                ----------    ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE END OF PERIOD ................     $7.02         $8.25         $8.20         $6.82         $8.13         $6.66
                                                ==========    ==========    ==========    ==========    ==========    ==========
TOTAL RETURN (a) .............................    (8.40%)        15.36%       22.69%        (3.6%)         26.80%        1.50%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .........    $64,007       $74,230       $66,052       $60,695       $71,056       $57,128
Ratio of Expenses to Average Net Assets ......     1.26%         1.31%         1.32%         1.33%         1.30%         1.32%
Ratio of Net Income (Loss) to Average
  Net Assets .................................    (.59%)         (.61%)       (.31%)        (.80%)         (.50%)        (.46%)
Portfolio Turnover Rate ......................      75%           161%         180%          111%           101%          142%
Average Commission Paid Per Equity
  Shares Traded ..............................    $0.0600       $0.0606         --            --            --            --


SECURITY ULTRA FUND (CLASS B)

                                                      FISCAL PERIOD ENDED SEPTEMBER 30
                                           ----------------------------------------------------
                                           1997(g)(i)      1996(g)      1995(g)       1994(c)
                                           ----------    ----------    ----------    ----------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ......    $8.03         $8.11         $6.81         $8.30

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) .............   (0.12)        (0.13)        (0.09)        (0.103)
Net Gain (Loss) on Securities
  (realized & unrealized) ................   (0.541)        1.046         1.525        (0.321)
                                           ----------    ----------    ----------    ----------
Total from Investment Operations .........   (0.661)        0.916         1.435        (0.424)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ...     --            --            --            --
Distributions (from Capital Gains) .......   (0.579)       (0.996)       (0.135)       (1.066)
                                           ----------    ----------    ----------    ----------
  Total Distributions ....................   (0.579)       (0.996)       (0.135)       (1.066)

                                           ----------    ----------    ----------    ----------
NET ASSET VALUE END OF PERIOD ............    $6.79         $8.03         $8.11         $6.81
                                           ==========    ==========    ==========    ==========
TOTAL RETURN (a) .........................   (8.77%)       13.81%        21.53%        (5.70%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .....   $4,415        $2,698        $5,428        $1,254
Ratio of Expenses to Average Net Assets ..   (2.25%)        2.31%         2.32%         2.36%
Ratio of Net Income (Loss) to Average
  Net Assets .............................   (1.56%)       (1.61%)       (1.32%)       (1.76%)
Portfolio Turnover Rate ..................     75%          161%          180%          110%
Average Commission Paid Per Equity
  Shares Traded ..........................   $0.0600       $0.0606         --            --


(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B shares.

(b) Effective July 6, 1993, Security Growth and Income Fund changed its investment objective from investing for income with secondary emphasis on long-term capital growth to long-term capital growth with secondary emphasis on income. Effective the same date the fund changed its name from Security Investment Fund to Security Growth and Income Fund.

(c) Class "B" Shares were initially capitalized on October 19, 1993. Percentage amounts for the period, except total return, have been annualized. Per share data has been calculated using the average month-end shares outstanding.

(d) Security Global Series was initially capitalized on October 1, 1993, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.

(e) Security Asset Allocation Series was initially capitalized on June 1, 1995, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return. Per share data has been calculated using average month-end shares outstanding.

(f) Fund expenses were reduced by the Investment Manager during the period and expense ratios absent such reimbursement would have been as follows:

                                             1995     1996     1997
                                             ----     ----     ----
     Asset Allocation Series     Class A     3.6%     3.1%     2.0%
                                 Class B     4.7%     3.9%     2.8%

(g) Net investment income (loss) was computed using average shares outstanding throughout the period.

(h) Security Social Awareness Series was initially capitalized on November 1, 1996, with a net asset value of $15 per share. Percentage amounts for the period, except for total return, have been annualized.

(i) Unaudited figures for the six months ended March 31, 1997. Percentage amounts for the period, except total return, have been annualized.


                            SEE ACCOMPANYING NOTES.
--------------------------------------------------------------------------------
                                       36

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


MARCH 31, 1997

1.   SIGNIFICANT ACCOUNTING POLICIES

     Security Growth and Income, Equity and Ultra Funds (the Funds) are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The shares of Security Equity Fund are currently issued in four Series, the Equity Series, the Global Series, the Asset Allocation Series and the Social Awareness Series, with each Series, in effect representing a separate Fund. The Funds began offering an additional class of shares ("B" shares) to the public on October 19, 1993. The shares are offered without a front-end sales charge but incur additional class - specific expenses. Redemptions of the shares within five years of acquisition incur a contingent deferred sales charge. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION - Valuations of the Funds' securities are supplied by pricing services approved by the Board of Directors. Securities listed or traded on a national securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. If a security is traded on multiple exchanges, its value will be based on prices from the principal exchange where it is traded. All other securities for which market quotations are available are valued on the basis of the current bid price. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or the Funds' investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair market value. The Funds generally will value short-term debt securities at prices based on market quotations for securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity which are valued on the basis of amortized cost which approximates market value.

     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. The Global Series' and Asset Allocation Series' investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Global Series and Asset Allocation Series to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

     B. FOREIGN CURRENCY TRANSACTIONS - The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

     Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

     C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Global Series and Asset Allocation Series may enter into forward foreign exchange contracts in order to manage against foreign currency risk from purchase or sale of securities denominated in foreign currency. Global Series and Asset Allocation Series may also enter into such contracts to manage changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the statement of operations. These contracts involve market risk in excess of the amount reflected in the balance sheet. The face or contract amount in U.S. dollars reflects the total exposure the Global Series and Asset Allocation Series have in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

     D. FUTURES - Asset Allocation Series and Ultra Fund utilize futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock markets, enhancing returns, maintaining liquidity, and minimizing transaction costs. Asset Allocation Series and Ultra Fund may purchase futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. In the event of redemptions, the Asset Allocation Series and Ultra Fund may pay departing shareholders from its cash balances and reduce their futures positions accordingly. Returns may be enhanced by purchasing futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement

--------------------------------------------------------------------------------
                                       37

--------------------------------------------------------------------------------


prices. Upon entering into a futures contract, the Funds are required to deposit either cash or securities, representing the initial margin, equal to the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded as unrealized gains or losses. The variation margin is paid or received in cash daily by the Funds. The Funds realize a gain or loss when the contract is closed or expires. There were no futures contracts held by the Funds at March 31, 1997.

     E. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Dividend income less foreign taxes withheld (if any) plus foreign taxes recoverable (if any) are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Premium and discounts (except original issue discounts) on debt securities are not amortized.

     F. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments relating to the expiration of net operating losses and the recharacterization of foreign currency gains and losses.

     G. TAXES - The Funds complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

2.   MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Under terms of the investment advisory contract, Security Management Company, LLC (SMC) agrees to provide, or arrange for others to provide, all the services required by the Funds for a single fee (except for the Asset Allocation Series and Social Awareness Series of Security Equity Fund), including investment advisory services, transfer agent services and certain other administrative services. For Growth and Income Fund, Equity Series and Ultra Fund this fee is equal to 2% of the first $10 million of the average daily closing value of each Fund's net assets, 1 1/2% of the next $20 million, and 1% of the remaining net assets of the Fund for the fiscal year. For Global Series this fee is equal to 2% of the first $70 million of the average daily closing value of the Series' net assets and 1 1/2% of the remaining average net assets of the Series for the fiscal year. Additionally, SMC agrees to assume all of the Funds' expenses, except for its fee and the expenses of interest, taxes, brokerage commissions, extraordinary items and Class B distribution fees. SMC also serves as Investment Advisor to the Asset Allocation and Social Awareness Series, and accordingly receives a fee equal to 1% of the average net assets of each Series.

     SMC also acts as the administrative agent and transfer agent for the Asset Allocation and the Social Awareness Series, and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for each Series. For these services, the Investment Manager receives an administrative fee equal to .045% of the average daily net assets of each Series plus, for Asset Allocation Series, the greater of .10% of its average net assets or (i) $45,000 in the year ending June 1, 1997; and (ii) $60,000 thereafter. For transfer agent services, SMC is paid an annual fixed charge per account as well as a transaction fee for all shareholder and dividend payments.

     SMC pays a Sub-Advisor, Lexington Management Corporation (LMC), an annual fee in an amount equal to .50% of the average daily net assets of Global Series, for investment advisory and certain administrative services provided to the Global Series. SMC pays Templeton/Franklin Investment Services, Inc. for research provided to the Asset Allocation Series, an annual fee equal to .30% of the first $50 million of the average net assets of the Asset Allocation Series invested in equity securities and .25% of the average equity security assets in excess of $50 million. SMC also pays Meridian Management Corporation for research provided to the Asset Allocation Series an annual fee equal to .20% of the average net assets of that Series. SMC has agreed to limit the total expenses of the Asset Allocation and Social Awareness Series to 2% of the average net assets, excluding 12b-1 fees.

     SMC has agreed to waive their portion of management fees for the Asset Allocation Series and the Social Awareness Series until December 31, 1997. For the Asset Allocation Series, Meridian Management Corporation has also agreed to waive their portion of the management fees until December 31, 1997.

     The Funds have adopted Distribution Plans related to the offering of Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans provide for payments at an annual rate of 1.0% of the average net assets of each Fund's Class B shares.

     Security Distributors, Inc. (SDl), a wholly-owned subsidiary of SMC and the national distributor for the Funds, received net underwriting commissions on sales of Class A shares and contingent deferred sales charges on redemptions occurring within 5 years of the date of purchase of Class B shares after allowances to brokers and dealers in the amounts presented in the following table:

                              SDI                       BROKER/       BROKER/
                          UNDERWRITING       CDSC       DEALER        DEALER
                           (CLASS A)      (CLASS B)    (CLASS A)     (CLASS B)
                          ------------    ---------    ---------     ---------
Growth & Income Fund         $2,708           $220      $35,682        $57,184
Equity Series                21,344         31,015      778,593      1,211,263
Global Series                   918          6,351       14,668         25,244
Asset Allocation Series         954             38       11,701         33,584
Social Awareness Series       1,572              0       15,230              0
Ultra Fund                    3,014         12,153       18,346         19,368

     Certain officers and directors of the Funds are also officers and/or directors of Security Benefit Life Insurance Company and its subsidiaries, which include SMC and SDI.


--------------------------------------------------------------------------------
                                       38

--------------------------------------------------------------------------------


3.   FEDERAL INCOME TAX MATTERS

     For federal income tax purposes, the amounts of unrealized appreciation (depreciation) at March 31, 1997, were as follows:

                                                                   NET
                                GROSS            GROSS          UNREALIZED
                              UNREALIZED       UNREALIZED      APPRECIATION
                             APPRECIATION     DEPRECIATION    (DEPRECIATION)
                             ------------     ------------    --------------
Growth & Income Fund         $12,013,181      $(1,523,417)      $10,489,765
Equity Series                175,934,764       (8,224,400)      167,710,364
Global Series                  3,048,536         (778,187)        2,270,349
Asset Allocation Series          305,787         (270,973)           34,814
Social Awareness Series           61,278         (144,752)          (83,474)
Ultra Fund                    10,420,907       (2,990,975)        7,429,932

4.   INVESTMENT TRANSACTIONS

     Investment transactions for the six months ended March 31, 1997, (excluding overnight investments and short-term commercial paper) are as follows:

                                                            PROCEEDS
                                     PURCHASES             FROM SALES
                                    ------------          ------------
Growth & Income Fund                $37,808,470           $36,489,287
Equity Series                       247,865,999           226,018,040
Global Series                        23,135,579            18,673,086
Asset Allocation Series               2,419,092             2,997,769
Social Awareness Series               3,657,053               525,290
Ultra Fund                           25,677,940            33,883,430

5.   FORWARD FOREIGN EXCHANGE CONTRACTS

     At March 31, 1997, Global Series had the following open forward foreign exchange contracts to sell currency (excluding foreign currency contracts used for purchase and sale settlements):

                 SETTLEMENT    CONTRACT    CONTRACT    CURRENT    UNREALIZED
  CURRENCY         DATE         AMOUNT       RATE       RATE         LOSS
  --------       ----------    --------    --------    -------    ----------
New Zealand
  Dollar           4-1-97      771,335      0.6859     0.6950      $(7,109)


--------------------------------------------------------------------------------
                                       39

THE SECURITY GROUP OF MUTUAL FUNDS

SECURITY GROWTH AND INCOME FUND
SECURITY EQUITY FUND
*  EQUITY SERIES
*  GLOBAL SERIES
*  ASSET ALLOCATION SERIES
*  SOCIAL AWARENESS SERIES
SECURITY ULTRA FUND
SECURITY INCOME FUND
*  CORPORATE BOND SERIES
*  U.S. GOVERNMENT SERIES
*  LIMITED MATURITY BOND SERIES
*  GLOBAL AGGRESSIVE BOND SERIES
*  HIGH YIELD SERIES
SECURITY TAX-EXEMPT FUND
SECURITY CASH FUND


This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.


SECURITY FUNDS
OFFICERS AND DIRECTORS

DIRECTORS

Donald A. Chubb, Jr.
John D. Cleland
Donald L. Hardesty
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Jeffrey B. Pantages
Hugh L. Thompson, Ph.D.

OFFICERS

John D. Cleland, President
James R. Schmank, Vice President and Treasurer
Mark E. Young, Vice President
Terry A. Milberger, Vice President, Equity Fund
Jane A. Tedder, Vice President
Greg A. Hamilton, Assistant Vice President
Cindy L. Shields, Assistant Vice President
Thomas A. Swank, Assistant Vice President
Amy J. Lee, Secretary
Christopher D. Swickard, Assistant Secretary
Brenda M. Harwood, Assistant Treasurer and Assistant Secretary


[SDI LOGO]
SECURITY DISTRIBUTORS, INC.                                     BULK RATE
700 SW HARRISON ST.                                         U.S. POSTAGE PAID
TOPEKA, KS 66636-0001                                           TOPEKA, KS
(913) 295-3127                                                PERMIT NO. 385
(800) 888-2461



SDI 604                                                             46-06045-00